U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 27

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 29

(Check appropriate box or boxes)

F/m Funds Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Jesse Halle

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent of Service)

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 29, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oakhurst Fixed Income Fund
INSTITUTIONAL SHARES – TICKER SYMBOL: OHFIX
RETAIL SHARES (NOT OFFERED FOR SALE)

Oakhurst Short Duration Bond Fund
INSTITUTIONAL SHARES – TICKER SYMBOL: OHSDX
RETAIL SHARES (NOT OFFERED FOR SALE)

Oakhurst Short Duration High Yield Credit Fund
INSTITUTIONAL SHARES – TICKER SYMBOL: OHSHX
RETAIL SHARES (NOT OFFERED FOR SALE)

PROSPECTUS

December 29, 2022

This Prospectus has information about the Funds that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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RISK/RETURN SUMMARY

Oakhurst Fixed Income Fund

INVESTMENT OBJECTIVE

The investment objective of the Oakhurst Fixed Income Fund (the “Fixed Income Fund” or the “Fund”) is total return.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you will pay if you buy, hold and sell shares of the Fixed Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Retail Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Wire Redemption Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.34%	0.34%(1)
Total Annual Fund Operating Expenses	0.84%	1.09%
Less: Management Fee Reductions and/or Expense Reimbursements	0.24%(2)	0.24%(2)
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.60%	0.85%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)	Oakhurst Capital Management, LLC (the “Adviser”) has contractually agreed, until December 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to an amount not exceeding 0.60% and 0.85% of the Fund’s average daily net assets attributable to the Institutional shares and Retail shares, respectively. Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that the Adviser may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until December 31, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$61	$244	$442	$1,015
Retail	$87	$323	$578	$1,307

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fixed Income Fund seeks to achieve its investment objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that F/m Investments, LLC, d/b/a Oakhurst Capital Advisors (the “Sub-Adviser”) believes offer the potential for capital appreciation and current income. Total return for the Fund will consist of income, dividends and capital appreciation. The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Mortgage-backed securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Collateralized mortgage obligations are debt obligations that pool together mortgages and separate them into short-, medium-, and long-term positions (“tranches”). Tranches pay different rates of interest depending on their maturity and anticipated cash flow.

Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Sub-Adviser considers to be of comparable quality. The Fund may invest up to 20% of its net assets in non-investment grade fixed income securities (hereafter referred to as “junk bonds” or “high yield securities”).

The Fund has adopted an investment policy to concentrate its investments in agency and non-agency mortgage-backed securities. This means the Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. From time to time the Fund may emphasize investment in other particular sectors of the fixed income market. The Fund may also invest in thinly traded securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A or other exemptions under the Securities Act of 1933. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid.

The Sub-Adviser attempts to maximize the Fund’s total return by actively managing the Fund’s average maturity, sector weightings, and specific security holdings. The Sub-Adviser also actively manages the Fund’s average duration, which is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. For example, if interest rates move up 1 percentage point (1%) while the Fund’s duration is 4 years, the Fund’s share price would be expected to decline by 4%. The larger the duration number, the greater an investment’s sensitivity to changes in interest rates. In constructing the portfolio, the Sub-Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Sub-Adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Sub-Adviser will adjust the Fund’s average maturity. The Fund’s average maturity will depend on the Sub-Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Sub-Adviser may take advantage of the entire range of fixed-income maturities, the Fund’s dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Sub-Adviser’s view of interest rate trends. The Sub-Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

PRINCIPAL RISKS

As with any mutual fund investment, the Fixed Income Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years, having been reduced first to address the global financial crisis that began in 2008, and later in an effort to address the economic impact of the COVID-19 pandemic. The decision by the Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet (“Quantitative Tightening”) in order to control the effects of inflation may present a greater risk than has historically been the case due to the prolonged period of low interest rates and the potential market reaction to these initiatives. The Fund is also subject to management risk, which is the risk that the Sub-Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

At times when the Fund emphasizes a particular sector of the fixed income market, the value of the Fund’s net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price.

Concentration Risk - Mortgage-Backed Securities. To the extent the Fund’s investments are concentrated in the securities of a particular market segment or asset class, the Fund’s investments may be more susceptible to an increased risk of loss due to adverse events, than the market as a whole. As of August 31, 2022, the Fund had 33.3% of the value of its net assets invested in collateralized mortgage-backed securities. Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. Mortgage-backed securities are subject to greater prepayment risk during periods when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Non-agency mortgage-backed securities have no direct or indirect government or agency guarantees of payment and may have a limited market especially when there is perceived weakness in the mortgage and real estate market sectors. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. Collateralized mortgage securities may be less liquid and may exhibit greater price volatility than other types of mortgage securities. The value of mortgage-backed securities may be negatively affected by higher interest rates and deteriorating economic conditions and could potentially result in a higher rate of defaults and foreclosures. As a result of the Fund’s policy to concentrate in mortgage-backed securities, the Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities.

Privately Placed and Rule 144A Securities. As of August 31, 2022, the Fund had 21.1% of the value of its net assets invested in Rule 144A securities. Investments in Rule 144A securities and other privately placed securities may be less liquid and subject to greater volatility than publicly traded securities. An insufficient number of qualified institutional buyers purchasing Rule 144A securities could adversely affect the marketability of such securities and the Fund may be unable to dispose of such securities promptly or at a reasonable price. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable to publicly traded securities.

Corporate Bonds. As of August 31, 2022, the Fund had 33.8% of the value of its net assets invested in corporate bonds. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest than other types of fixed income securities, such as government securities.

Interest Rate Risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Over the longer-term, rising interest rates may present a greater risk than has historically been the case due to the prolonged period of low interest rates, the effect of government fiscal policy initiatives, and the potential market reaction to those initiatives. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation.

Other Fixed Income Securities Risks

●	Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

●	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest, because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances, and a rating may not reflect the fine shadings of risks within a given quality grade.

●	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

●	LIBOR Transition Risk. The Fund may invest in securities that are based on the London Interbank Offered Rate (LIBOR). In March 2021, it was announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Although the transition away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate and any potential effects on the Fund or on certain instruments in which the Fund invests. LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, a reduction in the value of certain LIBOR based instruments held by the Fund, or other unintended consequences.

Risks Associated With Other Types of Fixed-Income Securities

●	U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support, and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

●	Other Asset-Backed Securities. Asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

●	High Yield Securities. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s or the market’s perception of an issuer’s creditworthiness. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

●	Convertible Securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or carry the right to purchase common stock. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted). Therefore a convertible security is subject to risks associated with both fixed-income and equity securities. The return and value of an equity security will fluctuate in response to stock market movements. Factors such as earnings, interest rates, political events, war, acts of terrorism, government defaults or shutdowns, public health issues, recessions or other events could have a significant effect on the stock market and the value of convertible securities.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fixed Income Fund. The bar chart shows the Fund’s performance for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The performance information that follows reflects the performance of First Western Capital Management Company (“First Western”), the investment adviser to the Fund from its inception until November 16, 2020. From November 16, 2020 until December 29, 2020, F/m Investments, d/b/a Oakhurst Capital Advisors, served as the Fund’s interim adviser. Effective December 29, 2020, Oakhurst Capital Management, LLC serves as the investment adviser to the Fund and F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, serves as the Fund’s sub-advisor. There have been no changes to the investment process of the Fund or its portfolio managers as a result of the change in the Fund’s investment adviser and the addition of a sub-adviser. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-(800) 292-6775.

Institutional Shares

The Institutional shares’ 2022 year-to-date return through September 30, 2022 was -13.10%.

During the periods shown in the bar chart, the highest return for a quarter was 3.86% during the quarter ended June 30, 2020 and the lowest return for a quarter was -2.10% during the quarter ended June 30, 2013.

Average Annual Total Returns for Periods Ended December 31, 2021

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Institutional shares and will vary for Retail shares.

Institutional Shares	One Year	Five Years	Since Inception (November 1, 2012)
Return Before Taxes	-0.60%	3.62%	3.14%
Return After Taxes on Distributions	-1.63%	2.42%	1.85%
Return After Taxes on Distributions and Sale of Fund Shares	-0.21%	2.28%	1.84%
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.70%

The performance listed above is the performance of Institutional shares, which will differ from Retail shares to the extent that the classes do not have the same expenses and inception dates. As of the date of this Prospectus, Retail shares have not been offered for sale, so there is no performance information available.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Oakhurst Capital Management, LLC is the investment adviser of the Fund. F/m Investments, LLC, d/b/a/ Oakhurst Capital Advisors, is the sub-adviser of the Fund.

Portfolio Manager

Barry P. Julien, CFA®, is responsible for the day-to-day management of the portfolio of the Fund and has been managing the Fund since its inception in 2012. Mr. Julien is the Chief Investment Officer of the Adviser. Prior to November 16, 2020, Mr. Julien was Managing Director and Chief Investment Officer of Fixed Income of First Western, the Fund’s previous investment adviser.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 30 of this Prospectus.

RISK/RETURN SUMMARY

Oakhurst Short Duration Bond Fund

INVESTMENT OBJECTIVE

The investment objective of the Oakhurst Short Duration Bond Fund (the “Short Duration Bond Fund” or the “Fund”) is to seek a high level of income consistent with preservation of capital and liquidity.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you will pay if you buy, hold and sell shares of the Short Duration Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Retail Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Wire Redemption Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.42%	0.42%(1)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.78%	1.03%
Less: Management Fee Reductions and/or Expense Reimbursements	0.17%(2)	0.17%(2)
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.61%(3)	0.86%(3)

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)	The Adviser has contractually agreed, until December 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to an amount not exceeding 0.60% and 0.85% of the Fund’s average daily net assets attributable to the Institutional shares and Retail shares, respectively. Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that the Adviser may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund.

(3)	“Total Annual Fund Operating Expenses” will differ from the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until December 31, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$62	$232	$417	$950
Retail	$88	$311	$552	$1,244

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Short Duration Bond Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of short duration fixed-income securities. The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, bank obligations, money market securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Mortgage-backed securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Collateralized mortgage obligations are debt obligations that pool together mortgages and separate them into short-, medium-, and long-term positions (“tranches”). Tranches pay different rates of interest depending on their maturity and anticipated cash flow.

Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade bonds. Investment grade bonds are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Sub-Adviser considers to be of comparable quality. In addition, up to 20% of the Fund’s net assets may be invested in non-investment grade bonds (hereafter referred to as “junk bonds” or “high yield securities”).

The Fund has adopted an investment policy to concentrate its investments in agency and non-agency mortgage-backed securities. This means the Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. From time to time the Fund may emphasize investment in other particular sectors of the fixed-income market. The Fund may also invest in thinly traded securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A or other exemptions under the Securities Act of 1933. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid.

The Sub-Adviser attempts to achieve the Fund’s investment objective by actively managing the Fund’s sector and industry weightings, and specific security holdings. The Sub-Adviser also actively manages the Fund’s average duration, which is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. For example, if interest rates move up 1 percentage point (1%) while the Fund’s duration is 4 years, the Fund’s share price would be expected to decline by 4%. The larger the duration number, the greater an investment’s sensitivity to changes in interest rates. In constructing the portfolio, the Sub-Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Sub-Adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Sub-Adviser will adjust the Fund’s average duration. The Fund’s average duration will depend on the Sub-Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Fund may invest in securities with varying maturities, the Fund’s average duration will typically range from 90 days up to 3 years. The Fund will calculate its effective duration by using the nearest call date or maturity of its securities, whichever comes first. The Fund’s average duration will be actively monitored and adjusted based on the Sub-Adviser’s view of interest rate trends. The Sub-Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

PRINCIPAL RISKS

As with any mutual fund investment, the Short Duration Bond Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years, having been reduced first to address the global financial crisis that began in 2008, and later in an effort to address the economic impact of the COVID-19 pandemic. The decision by the Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet (“Quantitative Tightening”) in order to control the effects of inflation may present a greater risk than has historically been the case due to the prolonged period of low interest rates and the potential market reaction to these initiatives. The Fund is also subject to management risk, which is the risk that the Sub-Adviser’s analysis of economic conditions and expectations regarding interest rate changes may fail to produce the intended results. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

At times when the Fund emphasizes a particular sector of the fixed-income market, the value of the Fund’s net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price.

Concentration Risk - Mortgage-Backed Securities. To the extent the Fund’s investments are concentrated in the securities of a particular market segment or asset class, the Fund’s investments may be more susceptible to an increased risk of loss due to adverse events, than the market as a whole. As of August 31, 2022, the Fund had 38.3% of the value of its net assets invested in collateralized mortgage-backed obligations. Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of any unscheduled prepayments resulting from declines in interest rates. Mortgage-backed securities are subject to greater prepayment risk during periods when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Non-agency mortgage-backed securities have no direct or indirect government or agency guarantees of payment and may have a limited market especially when there is perceived weakness in the mortgage and real estate market sectors. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. Collateralized mortgage securities may be less liquid and may exhibit greater price volatility than other types of mortgage securities. The value of mortgage-backed securities may be negatively affected by higher interest rates and deteriorating economic conditions and could potentially result in a higher rate of defaults and foreclosures. As a result of the Fund’s policy to concentrate in mortgage-backed securities, the Fund will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities.

Privately Placed and Rule 144A Securities. As of August 31, 2022, the Fund had 24.2% of the value of its portfolio invested in Rule 144A securities. Investments in Rule 144A securities and other privately placed securities may be less liquid and subject to greater volatility than publicly traded securities. An insufficient number of qualified institutional buyers purchasing Rule 144A securities could adversely affect the marketability of such securities and the Fund may be unable to dispose of such securities promptly or at a reasonable price. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable to publicly traded securities.

Corporate Bonds. As of August 31, 2022, the Fund had 41.4% of the value of its net assets invested in corporate bonds. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest when due than other types of fixed income securities, such as government securities.

Interest Rate Risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. Over the longer-term, rising interest rates may present a greater risk than has historically been the case due to the prolonged period of low interest rates, the effect of government fiscal policy initiatives and the potential market reaction to those initiatives. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation.

Other Fixed Income Securities Risks

●	Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

●	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest, because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances, and a rating may not reflect the fine shadings of risk within a given quality grade.

●	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

●	LIBOR Transition Risk. The Fund may invest in securities that are based on the London Interbank Offered Rate (LIBOR). In March 2021, it was announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Although the transition away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate and any potential effects on the Fund or on certain instruments in which the Fund invests. LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, a reduction in the value of certain LIBOR based instruments held by the Fund, or other unintended consequences.

Risks Associated With Other Types of Fixed-Income Securities

●	U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

●	Other Asset-Backed Securities. Asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

●	High Yield Securities. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

●	Convertible Securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or carry the right to purchase common stock. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted). Therefore, a convertible security is subject to risks associated with both fixed-income and equity securities. The return and value of an equity security will fluctuate in response to stock market movements. Factors such as earnings, interest rates, political events, war, acts of terrorism, government defaults or shutdowns, public health issues, recessions or other events could have a significant effect on the stock market and the value of convertible securities.

●	Bank Obligation Investments. The value of the Fund’s investments in bank obligations will be more susceptible to adverse events affecting the U.S. banking industry. Banks are highly regulated and any decisions by regulators that limit the loans a bank may make or the interest rates or fees they charge, may negatively impact a bank’s profitability.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Short Duration Bond Fund. The bar chart shows the Fund’s performance for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The performance information that follows reflects the performance of First Western, the investment adviser to the Fund from its inception until November 16, 2020. From November 16, 2020 until December 29, 2020, F/m Investments, d/b/a Oakhurst Capital Advisors, served as the Fund’s interim adviser. Effective December 29, 2020, Oakhurst Capital Management, LLC serves as the investment adviser to the Fund and F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, serves as the Fund’s sub-advisor. There have been no changes to the investment process of the Fund or its portfolio managers as a result of the change in the Fund’s investment adviser and the addition of a sub-adviser. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-(800) 292-6775.

Institutional Shares

The Institutional shares’ 2022 year-to-date return through September 30, 2022 was -5.59%.

During the periods shown in the bar chart, the highest return for a quarter was 2.71% during the quarter ended June 30, 2020 and the lowest return for a quarter was -1.10% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2021

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Institutional shares and will vary for Retail shares.

Institutional Shares	One Year	Five Years	Since Inception (April 26, 2013)
Return Before Taxes	0.64%	2.33%	2.14%
Return After Taxes on Distributions	-0.20%	1.31%	1.17%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	1.34%	1.21%
ICE BofA U.S. Corp./Govt. 1-3 Years Bond Index (reflects no deduction for fees, expenses, or taxes)	-0.41%	1.88%	1.44%

The performance listed above is the performance of Institutional shares, which will differ from Retail shares to the extent that the classes do not have the same expenses and inception dates. As of the date of this Prospectus, Retail shares have not been offered for sale, so there is no performance information available.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Oakhurst Capital Management, LLC is the investment adviser of the Fund. F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, is the sub-adviser of the Fund.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund.

Barry P. Julien, CFA® is Chief Investment Officer of the Adviser and has been responsible for the day-to-day management of the Short Duration Bond Fund since its inception in 2013. Prior to November 16, 2020, Mr. Julien was Managing Director and Chief Investment Officer of Fixed Income of First Western, the Fund’s previous investment adviser.

Ashish Shah is Portfolio Manager of the Adviser and has been responsible for the day-to-day management of the Short Duration Bond Fund since December 2015. Prior to November 16, 2020, Mr. Shah was Co-Portfolio Manager/Credit Analyst of First Western, the Fund’s previous investment adviser.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 30 of this Prospectus.

RISK/RETURN SUMMARY

Oakhurst Short Duration High Yield Credit Fund

INVESTMENT OBJECTIVE

The investment objective of the Oakhurst Short Duration High Yield Credit Fund (the “High Yield Credit Fund” or the “Fund”) is to seek a high level of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you will pay if you buy, hold and sell shares of the High Yield Credit Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Retail Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Contingent Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Wire Redemption Fee	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.36%	0.36%(1)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.12%	1.37%
Less: Management Fee Reductions and/or Expense Reimbursements	0.16%(2)	0.16%(2)
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.96%(3)	1.21%(3)

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)	The Adviser has contractually agreed, until December 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to an amount not exceeding 0.95% and 1.20% of the Fund’s average daily net assets attributable to the Institutional shares and Retail shares, respectively. Management fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses, and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that the Adviser may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if the Adviser ceases to serve as investment adviser to the Fund.
(3)	“Total Annual Fund Operating Expenses” will differ from the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until December 31, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$98	$340	$601	$1,349
Retail	$123	$418	$735	$1,632

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the High Yield Credit Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of non-investment grade debt securities (commonly known as “junk bonds”) and floating rate senior secured loans issued by corporations, partnerships, and other business entities (“High Yield Securities”). For the purposes of this Fund, High Yield Securities include, but are not limited to, traditional corporate bonds, senior loans (including senior “lite” loans) and participation interests, floating rate and non-income producing securities, such as zero coupon bonds which pay interest only at maturity, and payment in-kind bonds which pay interest in the form of additional securities. High Yield Securities are rated below the lowest investment grade category (BBB- by S&P Global Ratings (“S&P”); Baa3 by Moody’s Investors Services, Inc. (“Moody’s”), or comparably rated by at least one independent credit rating agency) or if unrated, are determined by the Sub-Adviser to be of comparable quality, at the time of purchase. The Fund may invest in securities that are privately placed but eligible for purchase and sale by certain qualified institutional buyers (such as the Fund) under Rule 144A or other exemptions of the Securities Act of 1933.

The Fund seeks to maintain an average duration of 3.5 years or less and there is no maximum duration on individual securities held by the Fund. The Fund will calculate its effective duration by using the nearest call date or maturity of its securities, whichever comes first. Duration is a measure of the Fund’s sensitivity to changes in interest rates. For example, if interest rates move up one percentage point (1%) while the Fund’s duration is 4-years, the Fund’s share price would be expected to decline by 4%.

The Fund may also invest in participation interests in loans that are generally deemed High Yield Securities. In addition, the Fund may invest in illiquid or thinly traded securities, but will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. The Fund may also invest in preferred stocks and convertible securities. From time to time the Fund may emphasize investment in one or more particular sectors of the fixed income market.

The Sub-Adviser utilizes a bottom-up security selection process, with an emphasis on a company’s industry position, management quality, cash flow characteristics, asset protection and quality, liquidity and covenants. The Sub-Adviser generally will look for companies whose prospects are stable or improving and offer an assurance of debt repayment. The Sub-Adviser combines security and credit research in the selection process based upon its view of the business cycles, interest rate trends, yield curve analysis and sector analysis. The Sub-Adviser attempts to manage volatility and principal risk through issue, industry and quality diversification and selection of issues that are higher in the capital structure. A security will be sold when an issuer no longer meets the Sub-Adviser’s criteria for investment or when a more attractive investment is available. The Sub-Adviser attempts to mitigate interest rate risk by investing in certain High Yield Securities (also known as “junk bonds”), such as floating rate securities (including loans) and short maturity bonds, which may be less sensitive to interest rate changes.

PRINCIPAL RISKS

As with any mutual fund investment, the High Yield Credit Fund’s returns will vary and you could lose money. The Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years, having been reduced first to address the global financial crisis that began in 2008, and later in an effort to address the economic impact of the COVID-19 pandemic. The decision by the Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet (“Quantitative Tightening”) in order to control the effects of inflation may present a greater risk than has historically been the case due to the prolonged period of low interest rates and the potential market reaction to these initiatives. The Fund is also subject to management risk, which is the risk that the Sub-Adviser’s security and credit research and expectations regarding interest rate changes or the creditworthiness of an issuer may fail to produce the intended results. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for use as a complete investment program.

Privately Placed and Rule 144A Securities. As of August 31, 2022, the Fund had 77.4% of the value of its portfolio invested in Rule 144A securities. Investments in Rule 144A securities and other privately placed securities may be less liquid and subject to greater volatility than publicly traded securities. An insufficient number of qualified institutional buyers purchasing Rule 144A securities could adversely affect the marketability of such securities and the Fund may be unable to dispose of such securities promptly or at a reasonable price. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might apply to publicly traded securities.

Corporate Bonds. As of August 31, 2022, the Fund had 87.9% of the value of its net assets invested in corporate bonds. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest when due than other types of fixed income securities, such as government securities.

High Yield Securities. High-yield securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s or the market’s perception of an issuer’s creditworthiness. The issuers of these securities may not be as financially strong as the issuers of higher rated securities. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income from its investment.

Interest Rate Risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. The value of the Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Over the longer-term, rising interest rates may present a greater risk than has historically been the case due to the prolonged period of low interest rates, the effect of government fiscal policy initiatives, and the potential market reaction to those initiatives. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation.

Other Fixed-Income Securities Risks

●	Maturity Risk. Longer-term debt securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term debt securities. Therefore, the Fund may experience greater price fluctuations when it holds debt securities with longer maturities.

●	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade.

●	Liquidity Risk. Liquidity risk is the risk that a limited market for a security may make it difficult for that security to be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. Lower rated securities may be subject to greater levels of liquidity risk. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer.

●	Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to prepayment risk. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.

●	LIBOR Transition Risk. The Fund may invest in securities that are based on the London Interbank Offered Rate (LIBOR). In March 2021, it was announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Although the transition away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate and any potential effects on the Fund or on certain instruments in which the Fund invests. LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, a reduction in the value of certain LIBOR based instruments held by the Fund, or other unintended consequences.

Risks Associated With Other Types of Fixed-Income Securities

●	Convertible Securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or carry the right to purchase common stock. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted). Therefore a convertible security is subject to risks associated with both fixed-income and equity securities. The return and value of an equity security will fluctuate in response to stock market movements. Factors such as earnings, interest rates, political events, war, acts of terrorism, government defaults or shutdowns, public health issues, recessions or other events could have a significant effect on the stock market and the value of convertible securities.

Loan Interests Risk. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and interest rate risk. Loan interests generally are subject to restrictions on transfer, which may prevent the Fund from selling its loan interests at a desirable time or a price that represents fair market value. Loan interests may at times be illiquid. Loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interests, and it normally would not have any direct rights against the borrower.

The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower, such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Senior loans are also subject to a heightened amount of valuation risk because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.

No active trading market may exist for certain senior loans, which may make these loans difficult to accurately value or impair the ability of the Fund to realize full value in the event it needs to sell its position. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the High Yield Credit Fund. The bar chart shows the Fund’s performance for each full calendar year over the lifetime of the Fund. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with those of a broad measure of market performance. The performance information that follows reflects the performance of First Western, the investment adviser to the Fund from its inception until November 16, 2020. From November 16, 2020 until December 29, 2020, F/m Investments, d/b/a Oakhurst Capital Advisors, served as the Fund’s interim adviser. Effective December 29, 2020, Oakhurst Capital Management, LLC serves as the investment adviser to the Fund and F/m Investments, LLC, d/b/a/ Oakhurst Capital Advisors, serves as the Fund’s sub-adviser. There have been no changes to the investment process of the Fund or its portfolio managers as a result of the change in the Fund’s investment adviser and the addition of a sub-adviser. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end is available by calling 1-(800) 292-6775.

Institutional Shares

The Institutional shares’ 2022 year-to-date return through September 30, 2022 was -10.97%.

During the periods shown in the bar chart, the highest return for a quarter was 9.36% during the quarter ended June 30, 2020 and the lowest return for a quarter was -12.22% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2021

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Institutional shares and will vary for Retail shares. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

Institutional Shares	One Year	Five Years	Since Inception (October 1, 2015)
Return Before Taxes	4.96%	5.14%	5.48%
Return After Taxes on Distributions	3.08%	2.88%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares	2.92%	2.93%	3.16%
ICE BofA 1-5 Year U.S. Cash Pay High Yield Constrained Index	6.07%	5.21%	6.35%

The performance listed above is the performance of Institutional shares, which will differ from Retail shares to the extent that the classes do not have the same expenses and inception dates. As of the date of this Prospectus, Retail shares have not been offered for sale, so there is no performance information available.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Oakhurst Capital Management, LLC is the investment adviser of the Fund. F/m Investments, LLC, d/b/a/ Oakhurst Capital Advisors, is the sub-adviser of the Fund.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund and have been serving in such capacity since the Fund’s inception in October 2015.

Barry P. Julien CFA® is Chief Investment Officer of the Adviser. Prior to November 16, 2020, Mr. Julien was Managing Director and Chief Investment Officer of Fixed Income of First Western, the Fund’s previous investment adviser.

Ashish Shah is Portfolio Manager of the Adviser. Prior to November 16, 2020 Mr. Shah was Co-Portfolio Manager/Credit Analyst of First Western, the Fund’s previous investment adviser.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 30 of this Prospectus.

INFORMATION RELEVANT TO ALL FUNDS

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment for Institutional shares is $100,000 and the minimum initial investment for Retail shares is $1,000. Account minimums may be waived for accounts held by clients of the Adviser or the Sub-Adviser, or for certain other accounts, at the discretion of the Adviser or the Sub-Adviser.

As of the date of this Prospectus, Retail shares have not been offered for sale and all shareholders of the Funds are holders of Institutional shares. Institutional shareholders are not required to satisfy the minimum initial investment requirement for Institutional shares.

Minimum Subsequent Investment

The minimum subsequent investment for Institutional shares is $1,000 and the minimum subsequent investment for Retail shares is $100. As of the date of this Prospectus, all shareholders are permitted to make subsequent investments in Institutional shares at the Retail shares minimum requirement (i.e., $100).

General Information

Each Fund’s shares are redeemable. You may purchase, exchange, or redeem (sell) shares of the Funds on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fixed Income Fund is total return. Total return for the Fund will consist of income, dividends and capital appreciation.

The investment objective of the Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity.

The investment objective of the High Yield Credit Fund is to seek a high level of income and capital appreciation.

The investment objective of each Fund may be changed without shareholder approval. If a decision is made to change a Fund’s investment objective, shareholders will be provided with at least 60 days’ advance notice of the change.

PRINCIPAL INVESTMENT STRATEGIES

FIXED INCOME FUND

The Fixed Income Fund seeks to achieve its investment objective of total return by investing primarily in a diversified portfolio of investment grade fixed-income securities that the Sub-Adviser believes offer the potential for capital appreciation and current income. Using bottom-up research and macroeconomic analysis, the Sub-Adviser seeks to construct a portfolio that can provide a return greater than inflation over a complete market cycle. The Sub-Adviser expects a complete market cycle will last 3 to 7 years. The Sub-Adviser attempts to maximize the total return of the Fund by actively managing the Fund’s average maturity, sector weightings, and specific security holdings. In constructing the portfolio, the Sub-Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Sub-Adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Sub-Adviser will adjust the Fund’s average maturity. In its efforts to predict interest rate trends, the Sub-Adviser monitors the following cyclical factors:

●	Domestic and worldwide inflation;

●	Corporate profits;

●	Budget and trade deficits;

●	Gross Domestic Product and global outlook; and

●	Changes in political, social and regulatory environments.

The Fund’s average maturity will depend on the Sub-Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Sub-Adviser may take advantage of the entire range of fixed-income maturities, the Fund’s dollar-weighted average maturity, which is the average of all the current maturities of the bonds held in the Fund, will generally range from 90 days up to 10 years. The Fund’s dollar-weighted average maturity will be actively monitored and adjusted based on the Sub-Adviser’s view of interest rate trends. The Sub-Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade fixed-income securities, but the Fund may invest up to 20% of its net assets in high yield securities, also known as junk bonds. These investment percentages are measured at the time of purchase. Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Sub-Adviser considers to be of comparable quality. If a fixed-income security held by the Fund receives a split rating from two nationally recognized rating agencies, the Sub-Adviser will determine which rating is appropriate. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Fund may invest in Rule 144A securities or other privately placed securities. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid.

SHORT DURATION BOND FUND

The Short Duration Bond Fund invests primarily in a diversified portfolio of short duration fixed-income securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in investment grade bonds. In addition, the Fund may invest up to 20% of its net assets in junk bonds (which percentage is measured at the time of purchase). Using bottom-up research and macroeconomic analysis, the Sub-Adviser seeks to construct a portfolio by actively managing the Fund’s average duration, sector and industry weightings, and specific security holdings. In constructing the portfolio, the Sub-Adviser applies a disciplined maturity adjustment strategy that attempts to identify long-term interest rate trend patterns. If the Sub-Adviser perceives that a change in interest rates represents a long-term interest rate trend rather than a short-term swing, the Sub-Adviser will adjust the Fund’s average duration. In its efforts to forecast interest rate trends, the Sub-Adviser monitors the following cyclical factors:

●	Domestic and worldwide inflation;

●	Corporate profits;

●	Budget and trade deficits;

●	Gross Domestic Product and global outlook; and

●	Changes in political, social and regulatory environments.

The Fund’s average duration will depend on the Sub-Adviser’s assessment of both the relative yields available on securities with differing maturities and future changes in interest rates. While the Fund may invest in securities with varying maturities, the Fund’s average duration will typically range from 90 days up to 3 years. The Fund’s average duration will be actively monitored and adjusted based on the Sub-Adviser’s view of interest rate trends. The Sub-Adviser may sell a security based upon its assessment of interest rate trends or when more attractive opportunities become available.

The Fund may invest in various types of fixed-income securities, including, but not limited to, those issued by the U.S. Government and its agencies, corporate bonds, convertible securities, bank obligations, money market securities, mortgage-backed and other asset-backed securities and collateralized mortgage obligations. Investment grade bonds are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) by at least one nationally recognized rating agency or unrated securities that the Sub-Adviser considers to be of comparable quality. If a fixed-income security held by the Fund receives a split rating from two nationally recognized rating agencies, the Sub-Adviser will determine which rating is appropriate. The Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Fund may invest in Rule 144A securities or other privately placed securities. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid.

HIGH YIELD CREDIT FUND

Under normal circumstances, the High Yield Credit Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of High Yield Securities. Using bottom-up research and fundamental analysis, the Sub-Adviser seeks to construct a portfolio by actively managing the Fund’s credit quality, effective duration, sector and industry weightings, and specific security holdings. The Sub-Adviser uses its top-down view to determine portfolio construction parameters based on its outlook of the business cycle, corporate profits and sector analysis. The Sub-Adviser’s disciplined fundamental analysis process determines industry and company capital allocations. The Sub-Adviser generally seeks companies with stable or improving prospects using its internal bottom-up research. The Sub-Adviser emphasizes cash flow characteristics, industry position, management quality, liquidity and asset coverage. Relative value is another major factor in security selection. The Sub-Adviser seeks to manage portfolio volatility through issue, industry and quality diversification. While the Fund may invest in securities with varying maturities, the Fund seeks to maintain an effective duration of 3.5 years or less. In the same context, the Sub-Adviser will emphasize securities with final maturities below five years. The Fund may invest in Rule 144A securities or other privately placed securities. The Sub-Adviser may sell a security based upon its assessment of credit quality and outlook or when more attractive opportunities become available.

The Fund’s High Yield Securities will be rated below the lowest investment grade category (BBB- by S&P, Baa3 by Moody’s, or an equivalent rating by at least one nationally recognized rating agency) or if unrated, are determined by the Sub-Adviser to be of comparable quality, at the time of purchase. If a High Yield Security held by the Fund receives a split rating from two nationally recognized rating agencies, the Sub-Adviser will determine which rating is appropriate. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid.

PRINCIPAL RISKS

As with any mutual fund investment, the Funds’ returns will vary and you could lose money. Each Fund is subject to market risk, which is the risk that the Fund’s share price will fluctuate as market prices fluctuate. At times there may be an imbalance of supply and demand in the fixed income markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years, having been reduced first to address the global financial crisis that began in 2008, and later in an effort to address the economic impact of the COVID-19 pandemic. The decision by the Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet (“Quantitative Tightening”) in order to control the effects of inflation may present a greater risk than has historically been the case due to the prolonged period of low interest rates and the potential market reaction to these initiatives. Each Fund is also subject to management risk, which is the risk that the Sub-Adviser’s analysis of economic conditions and expectations regarding interest rate changes or the creditworthiness of an issuer may fail to produce the intended results. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds may not be appropriate for use as a complete investment program.

From time to time a Fund may emphasize investment in one or more particular sectors of the fixed-income market. At times when a Fund emphasizes a particular sector, the value of its net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Fund and increase the volatility of the Fund’s share price.

Interest Rate Risk. Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. The value of a Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates fall. Over the longer-term, rising interest rates may present a greater risk than has historically been the case due to the prolonged period of low interest rates, the effect of government fiscal policy initiatives and the potential market reaction to those initiatives. The Fund is also subject to the risk that the income generated by its investments may not keep pace with inflation.

Other Fixed-Income Securities Risks

●	Maturity Risk. Longer-term securities tend to have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. The average maturity and duration of a Fund’s fixed-income securities will affect the volatility of the Fund’s share price. Consequently, a Fund may experience greater price fluctuations when it holds securities with longer maturities.

●	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investments in that issuer.

A credit agency’s rating represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risk within a given quality grade.

●	Liquidity Risk. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price, which could prevent the Fund from selling the security at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of instability in the credit markets, rising interest rates, high selling activity, or other circumstances. If a fixed income security is downgraded or declines in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain fixed-income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in debt securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

●	Prepayment and Extension Risk. A Fund’s performance could be affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to prepayment risk. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.

●	LIBOR Transition Risk. A Fund may invest in securities that are based on the London Interbank Offered Rate (LIBOR). In March 2021, it was announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Although the transition away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate and any potential effects on the Fund or on certain instruments in which the Fund invests. LIBOR transition risk is the risk that the transition from LIBOR to alternative interest rate benchmarks may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, a reduction in the value of certain LIBOR based instruments held by the Fund, or other unintended consequences.

Risks Associated With Various Types of Fixed-Income Securities

●	U.S. Government Securities. Some U.S. Government securities, such as U.S. Government agency notes and bonds, are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If a Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

●	Mortgage-Backed Securities. Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. Mortgage-backed securities are typically subject to greater prepayment risk during periods when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause a Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Non-agency mortgage-backed securities have no direct or indirect government or agency guarantees of payment and may have a limited market especially when there is perceived weakness in the mortgage and real estate market sectors. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise. Collateralized mortgage securities may be less liquid and may exhibit greater price volatility than other types of mortgage securities. The value of mortgage-backed securities may be negatively affected by higher interest rates and deteriorating economic conditions and could potentially result in a higher rate of defaults and foreclosures.

●	Corporate Bonds. Corporate bonds are typically issued by public or private companies to finance their operations and are distinct from debt securities issued by a government or its agencies. Corporate bonds may have more speculative characteristics in their ability to repay principal and interest when due than other types of fixed income securities, such as government securities.

●	Other Asset-Backed Securities. Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the structural features such as subordination or overcollateralization and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The value of asset-backed securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

●	High Yield Securities. High Yield Securities or junk bonds are often considered to be speculative and involve greater risk of default or price changes than investment grade fixed-income securities due to changes in the issuer’s creditworthiness or the market’s perception of an issuer’s creditworthiness. The issuers of these securities may not be as financially strong as the issuers of higher rated securities and these securities may be subject to greater levels of liquidity risk. Prices of High Yield Securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. When a security’s rating is reduced below investment grade, it may be more difficult for a Fund to receive income from its investment.

●	Convertible Securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or carry the right to purchase common stock. Convertible securities consequently often involve attributes of both fixed income and equity instruments, and investment in such securities require analysis of both credit and stock market risks. In general, a convertible security performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted). The return and value of an equity security will fluctuate in response to stock market movements. Factors such as earnings, interest rates, political events, war, acts of terrorism, government defaults or shutdowns, public health issues, recessions or other events could have a significant effect on the stock market and the value of convertible securities. Convertible securities rank senior to common stock in a corporations’ capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument and in some instances may be subject to conversion into or an exchange for another security at the option of the issuer.

●	Privately Placed and Rule 144A Securities. Investments in privately placed securities or Rule 144A securities may be less liquid and subject to greater volatility than publicly traded securities. An insufficient number of qualified institutional buyers could adversely affect the marketability of privately placed securities and the Fund may be unable to dispose of such securities promptly or at a reasonable price. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might apply to publicly traded securities.

●	Bank Obligation Investments. The value of a Fund’s investments in bank obligations will be more susceptible to adverse events affecting the U.S. banking industry. Banks are highly regulated and any decisions by regulators that limit the loans a bank may make or the interest rates or fees they charge, may negatively impact a bank’s profitability.

●	Loan Interests Risk (High Yield Credit Fund). Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and interest rate risk. Loan interests generally are subject to restrictions on transfer, which may prevent the Fund from selling its loan interests at a desirable time or a price that represents fair market value. Loan interests may at times be illiquid. Loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interests, and it normally would not have any direct rights against the borrower.

The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement (including leveraged loans) generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Senior loans are also subject to a heightened amount of valuation risk because of the limited public information available regarding senior loans. If the Fund holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.

No active trading market may exist for certain senior loans, which may make these loans difficult to accurately value or impair the ability of the Fund to realize full value in the event it needs to sell its position. Lastly, senior loans may not be considered “securities,” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Sector Risk. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

NON-PRINCIPAL STRATEGIES (ALL FUNDS)

Temporary Defensive Position. From time to time, each Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund will indirectly incur the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. A Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

Foreign Securities. Each Fund may invest in foreign corporate and foreign government debt securities. Each Fund’s foreign investments must meet the same quality requirements of its U.S. debt instruments. The High Yield Credit Fund may invest in floating rate senior secured loans issued by foreign corporations. Each Fund’s investments in foreign government debt securities and foreign corporate bonds will generally be U.S. dollar denominated.

Active and Frequent Trading. Each Fund may engage in active and frequent trading of its portfolio securities based upon the Sub-Advisor’s assessment of the economy and relative values in the fixed income markets.

NON-PRINCIPAL RISKS (ALL FUNDS)

Foreign Securities. The value of foreign securities may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, tariffs, increased taxation and confiscation of investor assets. Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting and disclosure requirements. Changes in the exchange rate between the U.S. dollar and a foreign currency may reduce the value of an investment in a security denominated in that foreign currency.

Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one sector or region could have potentially adverse effects on global economies or markets. For example, Russia’s invasion of Ukraine, the responses and sanctions by other countries and the potential for wider military conflicts or war, could continue to have adverse effects on regional and global economies and may further strain global supply chains, and negatively affect global growth and inflation. Natural or environmental disasters or climate related events, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. The outbreak of an infections respiratory illness caused by a novel coronavirus, known as COVID-19, and efforts to contain its spread, have resulted, and may continue to result in labor shortages, supply chain disruptions, lower consumer demand for certain products and services and significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment.

Active and Frequent Trading Risk. A Fund’s strategy of investing on a short-term basis might result in a high degree of portfolio turnover. In addition, a Fund’s turnover rate may vary significantly from time to time depending on economic and market conditions. High portfolio turnover rates will increase a Fund’s transaction costs, which can adversely affect the Fund’s performance. A high portfolio turnover rate may also cause higher transaction costs and higher levels of current tax liability to shareholders.

Technology and Cybersecurity Risk. Various technologies are used by the Adviser, Sub-Adviser and other service providers in connection with their operations and provision of services to the Funds. There is a risk that technology malfunctions, breaches in cybersecurity or other circumstances affecting these technologies may adversely impact a Fund’s operations (including services available to shareholders and the Fund’s investment program) or may result in the release of proprietary information concerning a Fund or its shareholders, reputational damage to the Fund or regulatory violations. In turn, these events may cause a Fund to incur penalties, additional costs and financial loss.

HOW TO BUY SHARES

INITIAL PURCHASE

Minimum Investment: The minimum initial investment in each Fund is $100,000 for Institutional shares and $1,000 for Retail shares. The minimum subsequent investment in each Fund is $1,000 for Institutional shares and $100 for Retail shares. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Adviser or the Sub-Adviser for certain accounts, at the discretion of the Adviser or the Sub-Adviser.

As of the date of this Prospectus, Retail shares have not been offered for sale and all shareholders of the Funds are holders of Institutional shares. Institutional shareholders are not required to satisfy the minimum initial investment requirement for Institutional shares and are permitted to make subsequent investments in Institutional shares at the Retail shares minimum requirement (i.e., $100).

Each Fund reserves the right to waive minimum investment amounts for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

By Mail — To be in proper form, your initial purchase request must include:

●	a completed and signed account application

●	a check made payable to the applicable Fund and share class (You may not use ACH to make an initial purchase)

Mail the account application and check to:

U.S. Mail: F/m Funds Trust c/o Ultimus Fund Solutions, LLC P. O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight: F/m Funds Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, cashiers’ checks or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

By sending your check to Ultimus Fund Solutions, LLC, the Funds’ transfer agent (hereafter referred to as “Transfer Agent”), please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

By Bank Wire — You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Transfer Agent at 1-(800) 292-6775 to set up your account and obtain an account number. You must fax (513-587-3438) or mail the completed and signed account application to the Transfer Agent before the money is wired.

Each Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. You must mail a signed account application, on the same day the wire payment is made, to the Transfer Agent at the above address. Wire purchases are effected only after the purchase order is received in proper form and the Fund receives the wired money. Wire orders will be accepted only on a day on which the Funds, the Funds’ custodian and Transfer Agent are open for business. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. Presently the Funds do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Through Your Broker or Financial Institution — Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds at the net asset value (“NAV”) next determined after your order is received by such organization in proper form. Organizations that have been authorized to accept orders on behalf of the Funds may be authorized to designate other intermediaries to act in this capacity. An investor transacting shares of a Fund through a broker-dealer or other institution acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker or institution. Such an organization may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS

You may purchase additional shares of the Funds in minimum amounts of $1,000 for Institutional shares and $100 for Retail shares by mail or bank wire. As of the date of this Prospectus, Retail shares have not been offered for sale and all shareholders of the Funds are holders of Institutional shares. Institutional shareholders are permitted to make subsequent investments in Institutional shares at the Retail shares minimum requirement (i.e., $100). Each additional mail purchase request must contain:

●	your name

●	the name of your account(s)

●	your account number(s)

●	the name of the Fund

●	a check made payable to the applicable Fund

Send your purchase request to the address listed under the “Initial Purchase” section of this Prospectus. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Funds at 1-(800) 292-6775 to alert the Fund that your wire is to be sent.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly or quarterly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and investments are made on the date specified by the shareholder. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN-KIND

Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser or Sub-Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which may be deemed appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: IRAs and Roth IRAs; simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans; tax deferred investment plans for employees of public school systems and certain types of charitable organizations; and other qualified retirement plans. Contact the Transfer Agent for more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA; unless you arrange other means of payment, shares of your account will be redeemed to cover these fees. Call the Transfer Agent about the IRA custodial fees.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. Each Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Funds discourage frequent purchases, exchanges and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. Each Fund, through its service providers, monitors shareholder trading activity to determine whether it complies with the Fund’s policies. Each Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Funds. In addition, the Funds also intend to reject any purchase or exchange request that they believe to be market timing or potentially disruptive in nature. The Funds may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Funds’ policies and procedures to discourage market timing will apply uniformly in all cases.

When monitoring shareholder purchases, exchanges and redemptions, the Funds do not apply a quantitative definition to market timing. Instead, the Funds use a subjective approach, which in itself could lead to inconsistent application of the Funds’ market timing policies and may permit certain shareholders to engage in market timing.

The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Sub-Adviser to implement the investment strategies of the Funds. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund’s ability to maximize investment return; and potentially diluting the value of a Fund’s shares. These risks can have an adverse effect on the Funds’ performance.

The Funds rely on intermediaries to help enforce their market timing policies. Intermediaries are required to assist Fund management, up to and including prohibiting future trading in a Fund, in situations where a client of the intermediary has been identified as violating the Funds’ market timing policy. Each Fund reserves the right to reject any order placed from an omnibus account.

Although the Funds have taken the above described steps to discourage frequent purchases and redemptions of shares, the Funds cannot guarantee that such trading will not occur.

OTHER PURCHASE INFORMATION

Each Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be charged a fee of $25 and you will be responsible for any other losses incurred by the Fund in connection with your returned check or electronic payment. If you are already a shareholder, a Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases of Fund shares.

HOW TO EXCHANGE SHARES

Shares of each Fund may be exchanged for corresponding shares of another Fund. Shareholders of the Funds as of the date of this Prospectus may exchange their shares for Institutional shares of another Fund even if they have not satisfied the minimum investment requirements for Institutional shares. In addition, Institutional shareholders are permitted to make subsequent investments in Institutional shares of another Fund at the Retail shares minimum requirement (i.e., $100). The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-(800) 292-6775. Please provide the following information:

●	Your name and telephone number;

●	The exact name of your account and account number;

●	Taxpayer identification number (usually your Social Security number);

●	Dollar value or number of shares to be exchanged;

●	The name of the Fund from which the exchange is to be made; and

●	The name of the Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to determine that the instructions are genuine, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder’s account by redemption of shares from the account. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail — You may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

F/m Funds Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Your request for a redemption must include:

●	the Fund name and account number

●	account name(s) and address

●	the dollar amount or number of shares you wish to redeem

●	the signature of the registered shareholder(s) in the exact name(s) and any special capacity in which they are registered

Requests to sell shares are processed at the NAV next calculated after the Transfer Agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. Orders through a brokerage firm or financial institution will be deemed to have been received by a Fund when the firm or its authorized designee accepts the order. Organizations that have been authorized to accept orders on behalf of the Funds may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. The redemption proceeds will be based on the NAV next calculated after the Transfer Agent receives your order in proper form, even if payment is delayed while your purchase is converted to federal funds.

Signature Guarantees — The Funds require that signatures be guaranteed if (i) the shares to be redeemed have a value of more than $50,000; (ii) you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record; (iii) the mailing address has been changed within 15 calendar days of the redemption request; or (iv) your bank account information has changed within 30 days of your redemption request. Signature guarantees are for the protection of shareholders. Each Fund will accept signature guarantees by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. Each Fund may reject any signature guarantee if it believes the transaction would otherwise be improper. Please call the Transfer Agent at 1-(800) 292-6775 if you have questions. At the discretion of the Funds or the Transfer Agent, you may be required to furnish additional legal documents to ensure proper authorization.

By Telephone — Unless the telephone redemption option was specifically declined on your account application, you may redeem shares having a value of $50,000 or less by calling the Transfer Agent at 1-(800) 292-6775. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Funds. Upon request, proceeds of $5,000 or more may be transferred by wire to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires. Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Funds and the Transfer Agent are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if the Funds and the Transfer Agent do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent anticipate difficulties receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Funds by telephone, you may request a redemption by mail.

IRA REDEMPTIONS

You may redeem shares from your IRA account by mail or by telephone. If you do not want federal income taxes withheld from your redemption, you must specify this in your redemption request. Otherwise, your redemption will be subject to federal withholding taxes.

SYSTEMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to impose reasonable charges. Telephone the Transfer Agent for additional information.

Additional Information — If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-(800) 292-6775. Redemptions specifying a certain date or share price cannot be accepted and will be returned. Redemption proceeds will normally be sent on or before the fifth business day following the redemption request, regardless of whether you request payment by check or wire transfer. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Each Fund typically makes payment for redemptions from its cash reserves or from the sale of portfolio securities. However, each Fund may borrow money to pay redemptions during stressed market conditions or if the Adviser otherwise deems such borrowing to be appropriate.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares is less than the minimum investment requirement for Retail shares (due to redemption), or such other minimum amount as a Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in a Fund to the minimum amount within the 30 day period. In addition, all shares of a Fund are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

CHOOSING A SHARE CLASS

Each Fund offers Retail and Institutional shares. The two classes represent interests in the same portfolio of investments and have the same rights, but differ primarily in expenses to which they are subject and investment minimum requirements. Retail shares are subject to 12b-1 fees, but have a lower minimum initial investment ($1,000). Institutional shares are not subject to any 12b-1 fees but have a higher minimum initial investment ($100,000). As of the date of this Prospectus, Retail shares have not commenced operations and all shareholders of the Funds are holders of Institutional shares. Institutional shareholders are not required to satisfy the minimum initial investment requirement for Institutional shares.

DISTRIBUTION PLAN

Each Fund has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) for its Retail shares (the “Plan”). The Plan allows a Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and Ultimus Fund Distributors, LLC (the “Distributor”) for expenses related to the distribution and servicing of the Fund’s Retail shares. Expenses related to the distribution and servicing of a Fund’s Retail shares may include payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of preparing, printing or distributing prospectuses and Statements of Additional Information (“SAI”) and reports for recipients other than existing shareholders of the Fund; and any other expenses related to the distribution and servicing of the Fund’s Retail shares. Under the Plan, a Fund may pay a fee of up to 0.25% per annum of its average daily net assets that are allocable to Retail shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to securities dealers and other financial organizations from its own revenues based on the amount of customer assets maintained in a Fund by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratios of the Funds.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the NAV of the shares of a Fund. The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on each day the NYSE is open for business. Currently, the NYSE is open for trading every day except Saturdays, Sunday, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Each Fund will calculate the NAV for each share class the Fund offers, as applicable.

Each Fund’s assets are generally valued at their market value determined on the basis of market quotations. Fixed income securities are typically valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. If market prices are not readily available or are considered unreliable due to market or other events, the Funds will value their securities or other assets at their fair value as determined in good faith by the Adviser, which has been designated by the Board of Trustees as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act, in accordance with consistently applied procedures adopted and under the general supervision of the Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s value. These factors include, but are not limited to, the type and cost of the security; size of the holding; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; significant events occurring after the close of trading in the security but prior to the time as of which the Funds’ NAVs are calculated; and changes in the overall market conditions. Valuing assets at fair value involves reliance on judgment and the values of these securities may differ from quoted or published prices for the same securities.

Because each Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

To the extent any assets of a Fund are invested in other investment companies that are registered under the 1940 Act, the Fund’s NAV with respect to those assets is calculated based upon the NAVs as reported by those companies. The prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Requests to purchase, exchange and sell shares are processed at the NAV next calculated after your order is received in proper form. See “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” in this Prospectus for instructions regarding the “proper form” for such orders.

DISTRIBUTIONS

Each Fund expects to distribute substantially all of its net investment income in the form of dividends to its shareholders on a monthly basis. Shareholders will receive net realized capital gains distributions, including short-term gains, if any, at least annually. These distributions are automatically reinvested in shares of the Fund unless you request cash distributions on your account application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net investment income.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Funds.

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its net investment income and capital gains currently distributed to its shareholders.

In general, selling and exchanging shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold or exchanged. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Each Fund will mail you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding (currently at the rate of 24%). Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld by a Fund may be credited against a shareholder’s federal income tax liability.

Each Fund is required to report to the IRS, and furnish to Fund shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares. Each Fund has selected Average Cost, which is the mutual fund industry standard, as the Fund’s default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Fund at the time of or in advance of the redemption of shares. IRS regulations do not permit the change of a basis election on previously executed trades. All shares purchased in non-retirement accounts are subject to these reporting requirements. You should consult your tax or financial advisor about the application of the basis reporting rules to you, especially whether you should elect a method other than Average Cost.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment in the Funds.

MANAGEMENT OF THE FUNDS

Investment Adviser

Oakhurst Capital Management, LLC (the “Adviser”), 1875 Century Park East, Los Angeles, California 90067 serves as investment adviser to the Funds.

The Adviser is paid a fee equal to the annual rate of 0.50% of the Fixed Income Fund’s average daily net assets; 0.35% of the Short Duration Bond Fund’s average daily net assets; and 0.75% of the High Yield Credit Fund’s average daily net assets. During the most recent fiscal year ended August 31, 2022, the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Credit Fund paid investment advisory fees (after fee reductions) equal to 0.26%, 0.18% and 0.59%, respectively, of average daily net assets. The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Adviser has entered into a contractual agreement with each Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding a percentage of average daily net assets applicable to a share class as follows:

Fixed Income Fund Retail Shares	0.85%
Fixed Income Fund Institutional Shares	0.60%
Short Duration Bond Fund Retail Shares	0.85%
Short Duration Bond Fund Institutional Shares	0.60%
High Yield Credit Fund Retail Shares	1.20%
High Yield Credit Fund Institutional Shares	0.95%

Any such fee reductions by the Adviser or payments by the Adviser of expenses which are a Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the date such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limits as of the time of either the waiver or the reimbursement. The contractual agreements are currently in effect until December 31, 2023.

Sub-Adviser

F/m Investments, LLC, d/b/a/ Oakhurst Capital Advisors, (the “Sub-Adviser”), 3050 K Street, N.W., Suite 201, Washington, D.C. 20007, serves as the sub-adviser to the Funds. In addition to serving as sub-adviser to the Funds, the Sub-Adviser provides investment advisory services to other mutual funds and separately managed accounts held by institutional and individual investors. Subject to the authority of the Board of Trustees and the supervision of the Adviser, the Adviser retains the Sub-Adviser, to provide the Funds with a continuous program of investing each Fund’s assets and determining the portfolio composition of each Fund. The Sub-Adviser is paid a fee equal to the annual rate of 0.025% of each Fund’s average daily net assets. Compensation of the Sub-Adviser is paid by the Adviser (not the Funds) at the annual rate of the average value of the Fund’s daily net assets. The Sub-Adviser’s fee is reduced on a pro-rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Funds.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements with the Adviser and the sub-advisory agreements with the Sub-Adviser is available in the Funds’ annual report for the fiscal year ended August 31, 2021.

PORTFOLIO MANAGERS

Additional information about each of the Portfolio Managers is listed below.

Barry P. Julien, CFA® – Mr. Julien is Chief Investment Officer of the Adviser. Prior to November 16, 2020, he was Managing Director and Chief Investment Officer of First Western and lead portfolio manager on First Western’s investment grade strategies. Prior to joining First Western, Mr. Julien was President and Chief Investment Officer at McKee Investment Management, and subsequently a Principal at Stonebridge Capital Management where he managed the company’s fixed income portfolio. Mr. Julien graduated cum laude from the University of California at San Diego with a BA in Economics and he earned his MBA from the Haas School of Business at the University of California at Berkeley where he was awarded the Sutro Fellowship in Finance. He is a CFA charterholder and a member of CFA® Society of Los Angeles. Mr. Julien has been responsible for the day-to-day management of each Fund since its respective inception date.

Ashish Shah – Mr. Shah is Portfolio Manager of the Adviser. Prior to November 16, 2020, he was a Credit Analyst at First Western where he was responsible for co-managing the Short Duration Investment Grade strategy as well as the firm’s high yield credit strategies. Previously, Mr. Shah was a Research and Strategic Planning Consultant at Sun Microsystems and a Product Manager for Escalate, an enterprise software company. Prior to his operational roles, he was an Equity Research Associate at JP Morgan Chase. He earned a dual B.A. in Economics and Environmental Science from the University of California, Berkeley and a M.B.A. from the University of Southern California where he was a recipient of the Guildford C. Babcock Endowed Scholarship. Mr. Shah has been responsible for the day-to-day management of the Short Duration Bond Fund since December 2015 and the High Yield Credit Fund since its inception.

The SAI contains additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd. whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request at no charge by calling the Funds at 1-(800) 292-6775. Information is not provided for Retail shares because they have not commenced operations as of the date of this Prospectus.

OAKHURST FIXED INCOME FUND - Institutional Shares

Per share data for a share outstanding throughout each year:

	Years Ended August 31,
	2022	2021		2020	2019	2018
Net asset value at beginning of year	$10.28	$10.40		$10.10	$9.60	$9.91

Income (loss) from investment operations:
Net investment income	0.19	0.15		0.22	0.28	0.27
Net realized and unrealized gains (losses) on investments	(1.26)	(0.00	)(a)	0.32	0.51	(0.27)
Total from investment operations	(1.07)	0.15		0.54	0.79	(0.00	)(a)

Less distributions from:
Net investment income	(0.22)	(0.21)		(0.24)	(0.29)	(0.29)
Net realized gains on investments	(0.09)	(0.06)		-	-	(0.02)
Total distributions	(0.31)	(0.27)		(0.24)	(0.29)	(0.31)

Net asset value at end of year	$8.90	$10.28		$10.40	$10.10	$9.60

Total return(b)	(10.59)%	1.42%		5.45%	8.42%	0.01%

Net assets at end of year (000’s)	$119,410	$126,210		$96,428	$76,637	$60,020

Ratio of total expenses to average net assets(c)	0.84%	0.80%		0.87%	0.94%	0.95%

Ratio of net expenses to average net assets	0.60%	0.60%		0.60%	0.60%	0.60%

Ratio of net investment income to average net assets(c)	1.97%	1.45%		2.20%	2.92%	2.77%

Portfolio turnover rate	48%	52%		43%	36%	46%

(a)	Rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.
(c)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser.

OAKHURST SHORT DURATION BOND FUND - Institutional Shares

Per share data for a share outstanding throughout each year:

	Years Ended August 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$9.99	$9.98	$9.94	$9.80	$9.97

Income (loss) from investment operations:
Net investment income	0.14	0.15	0.22	0.24	0.21
Net realized and unrealized gains (losses) on investments	(0.60)	0.07	0.07	0.18	(0.14)
Total from investment operations	(0.46)	0.22	0.29	0.42	0.07

Less distributions from:
Net investment income	(0.22)	(0.21)	(0.25)	(0.28)	(0.24)

Net asset value at end of year	$9.31	$9.99	$9.98	$9.94	$9.80

Total return(a)	(4.65)%	2.26%	2.95%	4.31%	0.73%

Net assets at end of year (000’s)	$57,788	$131,145	$125,823	$112,976	$128,254

Ratio of total expenses to average net assets(b)	0.77%	0.65%	0.68%	0.63%	0.65%

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of net investment income to average net assets(b)	1.58%	1.51%	2.13%	2.48%	2.09%

Portfolio turnover rate	70%	102%	70%	47%	51%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.
(b)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser.

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND - Institutional Shares

Per share data for a share outstanding throughout each year:

	Years Ended August 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$10.06	$9.64	$9.95	$10.00	$10.28

Income (loss) from investment operations:
Net investment income	0.47	0.47	0.52	0.52	0.52
Net realized and unrealized gains (losses) on investments	(1.26)	0.42	(0.31)	(0.05)	(0.21)
Total from investment operations	(0.79)	0.89	0.21	0.47	0.31

Less distributions from:
Net investment income	(0.48)	(0.47)	(0.52)	(0.52)	(0.52)
Net realized gains on investments	-	-	-	-	(0.07)
Total distributions	(0.48)	(0.47)	(0.52)	(0.52)	(0.59)

Net asset value at end of year	$8.79	$10.06	$9.64	$9.95	$10.00

Total return(a)	(8.11)%	9.45%	2.27%	4.87%	3.08%

Net assets at end of year (000’s)	$66,514	$101,433	$41,894	$45,830	$41,730

Ratio of total expenses to average net assets(b)	1.11%	1.18%	1.29%	1.25%	1.25%

Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets(b)	4.84%	4.72%	5.38%	5.29%	5.08%

Portfolio turnover rate	53%	60%	113%	86%	78%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced/waived its fees, the total returns would have been lower.
(b)	Ratios were determined based on expenses prior to any fee reductions/waivers by the Adviser.

PRIVACY NOTICE

FACTS	WHAT DO THE OAKHURST FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Oakhurst Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Oakhurst Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 292-6775

Who we are
Who is providing this notice?	Oakhurst Capital Management, LLC, (Adviser) F/m Investments, LLC, d/b/a Oakhurst Capital Advisors (Sub-Adviser) Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do The Oakhurst Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Oakhurst Funds collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Oakhurst Capital Management, LLC, the investment adviser, and F/m Investments, LLC, d/b/a Oakhurst Capital Advisors, the sub-adviser, to The Oakhurst Funds could be deemed to be affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Oakhurst Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Oakhurst Funds do not jointly market.

INVESTMENT ADVISER
Oakhurst Capital Management, LLC 1875 Century Park East, Suite 960 Los Angeles, California 90067

SUB-ADVISER
F/m Investments, LLC d/b/a Oakhurst Capital Advisors 3050 K Street, N.W., Suite 201 Washington, D.C. 20007

SHAREHOLDER SERVICES

1-(800) 292-6775

FOR MORE INFORMATION

The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected each Fund’s performance during its last fiscal year.

Call the Funds at 1-(800) 292-6775 to request free copies of this Prospectus, the SAI and the Funds’ annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries. The Prospectus, the SAI, and the most recent shareholder reports are also available at https://fm-funds.com.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “ Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-22691

STATEMENT OF ADDITIONAL INFORMATION

OAKHURST FIXED INCOME FUND

Institutional Shares – Ticker Symbol: OHFIX

OAKHURST SHORT DURATION BOND FUND

Institutional Shares – Ticker Symbol: OHSDX

OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

Institutional Shares – Ticker Symbol: OHSHX

Series of F/M FUNDS TRUST

December 29, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the F/m Funds Trust (the “Trust”) dated December 29, 2022. The prospectus and SAI are available at https://fm-funds.com. A free copy of the Prospectus can also be obtained by writing to the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-(800) 292-6775. This SAI incorporates by reference the Annual Report to Shareholders for the fiscal year ended August 31, 2022.

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DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust is an open-end management investment company which offers four diversified investment portfolios, Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund, Oakhurst Short Duration High Yield Credit Fund and F/m Investments Large Cap Focused Fund (the “Large Cap Fund”). Information about the Large Cap Fund is contained in a separate SAI. Throughout this SAI the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund and the Oakhurst High Yield Credit Fund are referred to individually as a “Fund,” collectively, the “Funds.”

The investment adviser to the Funds is Oakhurst Capital Management, LLC (the “Adviser”) and the sub-adviser to the Funds is F/m Investments, LLC, d/b/a Oakhurst Capital Advisors (the “Sub-Adviser”). Prior to November 16, 2020, the investment adviser to the Funds was First Western Capital Management Company (“First Western”). Prior to December 18, 2020 the name of the Trust was First Western Funds Trust, the name of the Oakhurst Fixed Income Fund (the “Fixed Income Fund”) was “First Western Fixed Income Fund,” the name of the Oakhurst Short Duration Bond Fund (the “Short Duration Bond Fund”) was “First Western Short Duration Bond Fund” and the name of the Oakhurst Short Duration High Yield Credit Fund (the “High Yield Credit Fund”) was “First Western Short Duration High Yield Credit Fund.”

The Trust was organized, and its Agreement and Declaration of Trust was filed with the State of Ohio on April 2, 2012 (the “Trust Agreement”). The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund has registered two classes of shares, which are referred to as “Retail shares” and “Institutional shares.” Each class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different minimum and subsequent investment requirements and expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information). As of the date of this SAI, Retail shares are not being offered for sale.

Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the Investment Company Act of 1940 (the “1940 Act”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of a Fund and the Funds’ transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

1

For information concerning the purchase, exchange and redemption of shares of the Funds, see “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Treasury, or by various agencies or instrumentalities of the U.S. Government. Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the U.S. Government. Other U.S. Government securities, such as the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury, while others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality

In the case of U.S. Government securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and was further accelerated with the U.S. Government’s response to the coronavirus (“COVID-19”) pandemic. Fiscal stimulus packages directed towards supporting American workers and businesses adversely affected by the COVID-19 pandemic, such as the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) and the American Rescue Plan Act of 2021, are the largest economic stimulus packages in recent history. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. In August 2011, S&P Global Ratings (“S&P”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because of the U.S. Government’s debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. Such a credit event may result in higher interest rates or cause significant disruption across various financial markets and asset classes. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt.

2

Zero Coupon Bonds and Treasury STRIPS — U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidence of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value represents the difference between its face value at the time of maturity and the price when it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Municipal Bonds — Each Fund may invest in municipal bonds which represent debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds are subject to the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from a Fund’s performance.

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Mortgage-Related Securities — Mortgage-related securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, other private issuers, and private mortgage insurance companies. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or the Sub-Adviser to forecast interest rates and other economic factors correctly. Mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates. In addition, in the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries. Each of the Fixed Income Fund and the Short Duration Bond Fund will invest at least 25% of its total assets in mortgage-related securities.

Mortgage Pass-Through Securities — Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac). The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Freddie Mac, a government-sponsored corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases on their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. Although the mortgage-backed securities purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings from AAA to AA+, based on their direct reliance on U.S. Government support (although that rating did not directly relate to their mortgage-backed securities). No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid.

Mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit enhancements arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

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If a Fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the Fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The Funds may also invest in commercial mortgage-backed securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations — Each Fund may invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect a Fund’s share price. The Sub-Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of a Fund. As of August 31, 2022, the Fixed Income Fund and the Short Duration Bond Fund had 33.3% and 38.3%, respectively, of their net assets invested in CMOs.

Asset-Backed Securities — In addition to CMOs, a Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically, asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Funds may invest in other asset-backed securities, including those that may be developed in the future.

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Corporate Debt Securities — The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Funds may invest in corporate debt securities of foreign issuers that are denominated in foreign currency. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in domestic securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. As of August 31, 2022, the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Fund had 33.8%, 41.4% and 87.9%, respectively, of their net assets invested in corporate debt securities.

Variable and Floating Rate Securities — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, but generally do not allow a Fund to participate fully in appreciation resulting from any general decline in interest rates.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Lower Rated Debt Securities — Lower-rated debt securities (commonly called “junk” bonds) are rated less than “investment grade” by a nationally recognized statistical rating agency (“NRSRO”) or determined to be of comparable creditworthiness by the Sub-Adviser. Securities rated in any category below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P or Fitch Ratings, Inc. (“Fitch”) are generally considered to be “junk” bonds. Lower-rated debt securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund’s shares, and an increase in issuers’ defaults on such securities. Each of the Fixed Income Fund and the Short Duration Bond Fund may invest, at the time of purchase, up to 20% of its net assets in lower rated debt securities and will promptly sell these securities as necessary in order to limit its aggregate investments in such securities to 20% of net assets. This may cause the Fund to suffer a loss. Under normal circumstances, the High Yield Credit Fund will invest at least 80% of its net assets in non-investment grade securities.

Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one NRSRO, or unrated securities that the Sub-Adviser considers to be of comparable quality. If a fixed-income security held by a Fund receives a split rating from two NRSROs the Sub-Adviser will determine which rating is appropriate.

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The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by a Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

See Appendix A to this SAI for a description of the credit ratings assigned by Moody’s, S&P and Fitch.

Commercial Paper — Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund’s policy with respect to illiquid investments unless, in the judgment of the Sub-Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Fitch’s highest rating for commercial paper is F1 which indicates the strongest capacity for repayment of financial commitments. Fitch’s short-term ratings provide an opinion on the vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Bank Debt Instruments — Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured up to prescribed limits by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will be subject to each Fund’s policy with respect to illiquid investments.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

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Negative Interest Rates — Certain European countries and Japan have experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

When-Issued Securities — The Funds may purchase securities on a forward commitment or when-issued basis. When-issued securities are purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. Each Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Sub-Adviser as a matter of investment strategy. In addition, a Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. Notwithstanding the requirements of Section 18 of the 1940 Act, the Funds may invest in a security on a when-issued or forward settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (1) the Fund intends to physically settle the transaction; and (2) the transaction will settle within 35 days of its trade date. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation). A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

Pay-In-Kind Securities — Pay-In-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest in cash and pay-in-kind securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar credit quality and maturities.

Warrants and Rights — Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed by the issuer to its shareholders. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing and Pledging — Each Fund may borrow from banks for the clearance of securities transactions and may pledge assets in connection with borrowings. Each Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund’s net asset value (“NAV”) until the borrowing is repaid. Borrowing involves the creation of a liability and money borrowed by a Fund will be subject to interest expense and other costs.

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Each Fund has established an uncommitted senior secured line of credit with its custodian that permits the Fund to borrow money for the purposes of maintaining necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided, however, that a Fund will not purchase any additional investments while such borrowings are outstanding. The Funds are required to maintain specified asset coverage with respect to borrowings under requirements of the 1940 Act and the terms of the loan agreements. During the August 31, 2022 fiscal year, none of the Funds borrowed under their respective lines of credit.

The risks of borrowing include higher volatility in the Fund’s NAV and the relatively greater effect on its NAV caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in the Fund’s NAV than if the Fund had not borrowed money. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inopportune time.

Equity Securities - Equity securities generally take on the form of common stocks or preferred stocks as well as securities convertible into common stock. Equity securities represent a proportionate share of the ownership of a company and their value is based on the success of the company as well as general market conditions. Equity securities may also include warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. The High Yield Credit Fund may invest up to 20% of its net assets in equity securities when the Sub-Adviser believes their risk/reward characteristics are more favorable than those of fixed income securities. Equity securities are subject to inherent market risks and fluctuations. Equity securities may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Sub-Adviser. Equity securities tend to move in cycles and may experience periods of turbulence and instability.

Preferred Stock — Preferred stock has a preference in liquidation (and generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks in which the Fixed Income Fund and the Short Duration Bond Fund invests will be rated investment grade by S&P, Moody’s and Fitch, or, if unrated, of comparable quality in the opinion of the Sub-Adviser. The High Yield Credit Fund may invest in below investment grade preferred stocks.

Convertible Securities — Each Fund may invest in convertible securities, which may include bonds and preferred stocks. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Repurchase Agreements — Each Fund may invest in repurchase agreements fully collateralized by obligations issued or guaranteed by the U.S. Government. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the Fund’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Sub-Adviser to be creditworthy.

Illiquid Securities — Each Fund may invest in illiquid securities, which are those that the Sub-Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Generally, these investments include, among others: (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers); and (ii) repurchase agreements that mature in more than seven days. Pursuant to Rule 22e-4 under the 1940 Act, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to manage the Fund’s liquidity risk. The Funds have established a liquidity risk management program and related procedures to manage the liquidity risks of the Funds in accordance with Rule 22e-4 under the 1940 Act. The Funds have designated the Sub- Adviser as the administrator of the liquidity risk management program, responsible for classifying the liquidity of each portfolio investment and assessing, managing and periodically reviewing each Fund’s liquidity risks.

Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of a Fund’s investments. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities.

Restricted Securities – Restricted securities, including securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”), may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser and Sub-Adviser. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions. As of August 31, 2022, the Fixed Income Fund, the Short Duration Bond Fund and the High Yield Fund had 21.1%, 24.2% and 77.4%, respectively, of the value of their net assets invested in Rule 144A Securities.

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Investment Company Shares — Each Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds. Each Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. Each Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), each Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). In addition, the Securities and Exchange Commission (“SEC”) adopted Rule 12d1-4 under the 1940 Act in November 2020, which allows, subject to certain conditions, the Funds to invest in other registered investment companies, including exchange-traded funds (“ETFs”), and other registered investment companies to invest in the Funds beyond the limits contained in Section 12(d) of the 1940 Act. In the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Funds to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to a Fund’s direct fees and expenses.

Exchange-Traded Funds. An ETF is an investment company that holds a portfolio of common stock or bonds generally designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices or bond prices, or that the prices of stocks or bonds within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase the expenses of the Fund. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of a Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that a Fund may acquire.

Real Estate Investment Trusts (“REITs”) — The Funds may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. Recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for ordinary REIT dividends but does not permit a Fund paying dividends attributable to such income to pass through this special treatment to shareholders. Unless further legislation provides for a pass-through, shareholders in a Fund are required to treat such distributions as ordinary dividend income.

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LIBOR Transition Risk — The London Inter-Bank Offered Rate (“LIBOR”) is a measure of the average interest rate at which major global banks can borrow from one another. LIBOR, which is used exclusively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, was phased out at the end of 2021, except the majority of the U.S. dollar LIBOR publications will be phased out by June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law and provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark that is based on the Secured Overnight Financing Rate (“SOFR”). SOFR is the average rate at which institutions can borrow U.S. dollars overnight while posting U.S. Treasury bonds as collateral. Various financial industry groups have begun planning for the transition from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. It is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by the Funds. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Funds.

Foreign Securities —Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. International trade tensions and the imposition of tariffs (or other trade restrictions, including economic sanctions) by the U.S. or other countries may adversely affect the price of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Russia’s military invasion of Ukraine beginning in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economic markets for securities and commodities in the foreseeable future. In response to Russia’s actions, various governments, including the United States, imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, the European Union (“EU”) has imposed a partial embargo on Russian crude oil and petroleum products, and the United Kingdom (the “UK”) made a commitment to phase out oil imports from Russia by the end of 2022. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries.

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The risk of investing in Europe may be heightened due to the steps taken by the UK to officially withdraw from the EU on January 31, 2020 (commonly known as “Brexit”). On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”) which governs certain aspects of the EU and the UK’s relationship, many of which remain subject to further negotiation. Uncertainties remain relating to certain aspects of the UK’s future economic, trading, and legal relationships with the EU and other countries. As a result of Brexit, the UK, the EU, and the broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the U.S. dollar, the euro, and other currencies. Brexit may also result in increased illiquidity and has already increased the complexities of trading and exacerbated existing inflationary and supply chain challenges. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. There are risks associated with the potential uncertainty and consequences that may follow Brexit, including volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic, or market conditions and could contribute to instability in global political institutions, regulatory agencies, and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies subject to such restrictions. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, enhanced health screenings, significant challenges in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, as well as general concern and uncertainty. These impacts also caused significant volatility and declines in global financial markets.

If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

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Emerging Market Debt — An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies. Moreover, certain participants in the secondary market for the sovereign debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, including the Funds.

The ability of an emerging country governmental issuer to make timely payments on its obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and adversely affect its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

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Economic and Market Events Risk and Geopolitical Risk — Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events, events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial service companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

While the extreme volatility and disruption that the U.S. and global markets experienced for an extended period of time related to the sub-prime mortgage crisis in 2008 had, until the recent coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persisted. The health crisis cause by the coronavirus outbreak in 2020 has exacerbated other pre-existing political, social and economic risks in certain countries and negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted the supply chains that many businesses depend upon and accelerated trends towards working remotely and shopping on-line, which may negatively affect certain business sectors, as well as companies that have been slow to transition to an on-line business model. Although vaccines for COVID-19 have been approved, issues related to vaccine availability and uptake, as well as the continued risk of variants or mutations of COVID-19, among other factors, make it impossible to predict the timing of an end to the pandemic. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of a Fund’s holdings. These disruptions have led to general concern and uncertainty that has negatively affected the economy and the stability of the markets and resulted in an increase in defaults and bankruptcies. These developments may also result in the inability of corporate issuers in business sectors adversely impacted by the spread of COVID-19 to make timely payment of interest and principal on their outstanding debt obligations, leading to defaults by and bankruptcies of these issuers. Thus, developments relating to COVID-19 may result in U.S. and global financial markets continuing to experience significant volatility and price declines, and there is a risk of possible financial market trading disruptions and closures, data disruptions and illiquidity. To the extent these developments affect the financial markets and companies in which a Fund invests, they may adversely affect the investment performance of the Fund.

Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. The Federal Reserve has enacted various programs since the start of the COVID-19 pandemic to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In June 2022, the Federal Reserve began a quantitative tightening program to reduce its U.S. treasury and mortgage-backed securities holdings in order to reduce the excessive liquidity in the banking system, and the Federal Reserve began to raise interest rates in 2022. The impact of quantitative tightening, interest rate increases, inflation or other adverse conditions (e.g., increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) could cause the value of fixed income investments to decrease. Over the longer term, rising interest rates may present greater risks than has historically been the case due to the recent extended period of low rates, the effect of government fiscal initiatives, and the potential market reaction to those initiatives. Reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may result in a decline in the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may cause a decline in the prices of their securities. To the extent these developments affect the financial markets and companies in which the Fund invests, they may adversely affect the investment performance of the Fund.

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Political turmoil within the United States and abroad may also impact the Funds. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets. Fiscal stimulus packages such as the CARES Act and the American Rescue Plan Act of 2021, some of the largest stimulus packages in recent history, serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating of the U.S.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments. At such times, a Fund’s exposure to the risks described elsewhere in this SAI and in the Prospectus can increase and it may be difficult for a Fund to implement its investment program for a period of time.

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Loans, Loan Assignments, and Loan Participations (High Yield Credit Fund Only)

Loan interests are a form of direct debt instrument in which the High Yield Credit Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The High Yield Credit Fund may invest in secured and unsecured loans. The senior loan market has seen a significant increase in loans with few or none of the financial maintenance covenants (i.e., “covenant-lite loans”) that have traditionally protected lenders, including more aggressive terms that favor borrowers with respect to restrictions regarding additional debt, payment terms, income requirements and asset dispositions. A substantial amount of the senior loans held by the Fund are expected to be covenant-lite loans, meaning the Fund may be unable to declare an event of default if financial performance deteriorates, renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. Loans are subject to the same risks as other direct debt instruments discussed within this SAI.

Loans may be considered floating rate securities which provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR, SOFR, a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term tax-exempt rates or some other objective measure.

Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests. In addition, a loan agreement may contain restrictive covenants and these covenants may place restrictions on dividend payments by a borrower and limits on a borrower’s total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant by a borrower is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

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Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the High Yield Credit Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Loans may be repaid early so the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require the High Yield Credit Fund to replace an investment with a lower yielding security which may have an adverse effect on the Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but the High Yield Credit Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, the High Yield Credit Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Loans purchased by the High Yield Credit Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

The High Yield Credit Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the High Yield Credit Fund. Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower. The High Yield Credit Fund may invest in bridge loans or bridge facilities. These represent short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured.

Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The High Yield Credit Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Sub-Adviser will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Sub-Adviser’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

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The High Yield Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the Adviser or the Sub-Adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the Adviser or Sub-Adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment. The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans. In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower. Representatives of the Fund also may join creditor or similar committees relating to loans.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.

Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the High Yield Credit Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the High Yield Credit Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The High Yield Credit Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Although most of the loans in which the High Yield Credit Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. Some loans are unsecured. If the borrower defaults on an unsecured loan, the High Yield Credit Fund will be a general creditor and will not have rights to any specific assets of the borrower.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the High Yield Credit Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the High Yield Credit Fund potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loan Assignments. When the High Yield Credit Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

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Loan Participations. The High Yield Credit Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, the High Yield Credit Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the High Yield Credit Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the High Yield Credit Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

In buying a participation interest, the High Yield Credit Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set-off that the lender has against the borrower. The High Yield Credit Fund will acquire a participation interest only if the Sub-Adviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loan participation interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Sub-Adviser.

The High Yield Credit Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Current legal interpretations by the SEC staff require the Fund to treat both the lending bank and the borrower as the “issuers” of a loan participation by the Fund. In combination, the High Yield Credit Fund’s policies and the SEC staff’s interpretations limit the amount the Fund can invest in loan participations. For example, in the case of a loan participation where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the High Yield Credit Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the High Yield Credit Fund’s ability to invest in indebtedness related to a single financial intermediary, or group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Portfolio Turnover —The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for a Fund may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to Fund shareholders. Listed below are the Funds’ portfolio turnover rates during the past two fiscal years.

	8-31-22	8-31-21
Fixed Income Fund	48%	52%
Short Duration Bond Fund	70%	102%
High Yield Credit Fund	53%	60%

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Temporary Defensive Positions — From time to time, each Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund will indirectly pay the operating expenses of such fund. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are “fundamental,” i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of such Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Fixed Income Fund and Short Duration Bond Fund:

1. Borrowing Money. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions.

2. Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. Each Fund will not underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4. Real Estate. Each Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5. Commodities. Each Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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7. Concentration. Each Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that each Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities or repurchase agreements with respect thereto shall not be considered part of any industry.

High Yield Credit Fund:

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4. Real Estate. The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5. Commodities. The Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other forms of direct debt securities, such as loans and loan participations.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

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With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policies set forth in paragraph(s) 1 above. With respect to the fundamental investment limitation regarding Concentration, the Funds will rely on Standard Industrial Classification Codes for determining a security’s industry type. With respect to the fundamental investment limitation regarding securities lending, there is no present intention to engage in the practice of securities lending. At such time as a Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental (All Funds). The following limitations have been adopted by the Trust with respect to each Fund and are “non-fundamental,” i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

1. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitations (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3. Illiquid Investments. Each Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Funds’ investment adviser is Oakhurst Capital Management, LLC (the “Adviser”), 1875 Century Park E, Suite 950, Los Angeles, California 90067. The Adviser is a Delaware limited liability company jointly owned by Lido Advisors, LLC and F/m Acceleration, LLC. Lido Advisors, LLC is majority owned by CB Lido Offshore X, LP and CharlesBank Equity Fund X, Limited Partnership. F/m Acceleration, LLC is owned by DCincy, LLC, a Delaware limited liability company, and The 4100 Group, a Michigan limited liability company (“4100 Group”). DCincy, LLC is owned in equal parts by Alexander Morris, David Littleton and Matthew Swendiman. 4100 Group is a for-profit investment firm of Delta Dental of Michigan and Ohio.

Under the terms of the Investment Advisory Agreements between the Trust and the Adviser, the Adviser oversees the investment process for each Fund’s investments subject to oversight by the Board of Trustees. The Fixed Income Fund pays the Adviser a monthly fee computed at the annual rate of 0.50% of its average daily net assets; the Short Duration Bond Fund pays the Adviser a monthly fee computed at the annual rate of 0.35% of its average daily net assets; and the High Yield Credit Fund pays the Adviser a monthly fee computed at the annual rate of 0.75% of its average daily net assets.

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The Adviser has entered into a contractual agreement with each Fund under which it has agreed to reduce its investment advisory fee and to absorb Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 0.60% of the average daily net assets attributable to Institutional Shares for each of the Fixed Income Fund and the Short Duration Bond Fund; 0.85% of the average daily net assets attributable to Retail Shares for each of the Fixed Income Fund and the Short Duration Bond Fund; 0.95% of the average daily net assets attributable to Institutional Shares of the High Yield Credit Fund; and 1.20% of the average daily net assets attributable to Retail Shares of the High Yield Credit Fund. The contractual agreements for each Fund are currently in effect until December 31, 2023. Any such fee reductions by the Adviser or payments by the Adviser of expenses which are a Fund’s obligation, are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such fees were reduced or expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limitations as of the time of the waiver or repayment. Any fee reductions that occurred prior to November 13, 2020 by First Western or payments of expenses by First Western which are a Fund’s obligation are not recoverable by First Western.

Listed below are the advisory fees accrued and paid by the Funds during the past 3 fiscal years.

Fixed Income Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2022	$573,921	$272,412	$301,509
August 31, 2021	$656,937*	$270,710	$385,227
August 31, 2020	$427,856*	$234,598	$193,285

Short Duration Bond Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2022	$294,537	$139,749	$154,788
August 31, 2021	$476,736*	$69,712	$407,024
August 31, 2020	$380,136*	$83,691	$296,445

High Yield Credit Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions	Advisory Fees Received
August 31, 2022	$635,767	$133,686	$502,081
August 31, 2021	$475,789*	$146,315	$329,474
August 31, 2020	$313,939*	$140,433	$173,506

*	Advisory fees accrued prior to November 13, 2020 were paid to First Western, the prior investment adviser to each of the Funds.

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Each Investment Advisory Agreement has an initial term of two years and shall continue in effect for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Investment Advisory Agreements are terminable at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the respective Fund, or by the Adviser. Each Investment Advisory Agreement also terminates automatically in the event of its assignment, as defined in 1940 Act and the rules thereunder.

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believe that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of such services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

The Sub-Adviser

The Adviser, with the approval of the Board of Trustees, has retained F/m Investments, LLC, doing business as Oakhurst Capital Advisors (the “Sub-Adviser”), 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 to serve as sub-adviser to the Funds, effective on December 29, 2021. The Sub-Adviser is an investment arm of, and is wholly owned by F/m Acceleration, LLC. F/m Acceleration, LLC is owned by DCincy, LLC, a Delaware limited liability company, and 4100 Group.

Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by each Fund, subject to the general supervision of the Board of Trustees and the Adviser. The Adviser (not the Funds) pays the Sub-Adviser a fee equal to the annual rate of 0.025% of each Fund’s average daily net assets. The Sub-Adviser’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of a Fund. During the fiscal years ended August 31, 2022 and August 31, 2021, the Sub-Adviser received the following sub-advisory fees from the Adviser. Prior to December 29, 2020, no sub-advisory fees were paid as there was no sub-adviser to any of the Funds.

Fiscal Year Ended	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
August 31, 2021	$15,157	$19,388	$9,293
August 31, 2022	$29,836	$21,240	$22,068

By its terms, each Sub-Advisory Agreement will remain in force for an initial term of two years and from year-to-year thereafter, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of a Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding shares, or by the Adviser or the Sub-Adviser. Each Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon termination of the Investment Advisory Agreement for the applicable Fund.

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Portfolio Managers

Barry P. Julien CFA® serves as the Fixed Income Fund’s Portfolio Manager and is solely responsible for the day-to-day management of the Fixed Income Fund. Barry Julien and Ashish Shah serve as the Portfolio Managers for the Short Duration Bond Fund and the High Yield Credit Fund and are jointly and primarily responsible for the day-to-day management of each Fund. The portfolio managers are responsible for the management of other accounts, as indicated in the following table.

Other Accounts Managed (as of August 31, 2022)
Fixed Income Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Barry P. Julien, CFA®	Registered investment companies: Other pooled investment vehicles: Other accounts:	2 0 116	$124.3 million 0 $ 422 million	0 0 0	$0 $0 $0
Short Duration Bond Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Barry P. Julien, CFA®	Registered investment companies: Other pooled investment vehicles: Other accounts:	2 0 116	$ 185.9 million 0 $422 million	0 0 0	$0 $0 $0
Ashish Shah	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 8	$66.5 million 0 $25 million	0 0 0	$0 $0 $0
High Yield Credit Fund
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Barry P. Julien, CFA®	Registered investment companies: Other pooled investment vehicles: Other accounts:	2 0 116	$177.2 million 0 $ 422 million	0 0 0	$0 $0 $0
Ashish Shah	Registered investment companies: Other pooled investment vehicles: Other accounts:	1 0 8	$57.8 million 0 $25 million	0 0 0	$0 $0 $0

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Potential Conflicts of Interest

The investment strategies of the Funds and other accounts managed by the Portfolio Managers are similar. The Sub-Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Funds and other accounts managed by the Sub-Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Sub-Adviser’s clients come first.

Compensation

The Portfolio Managers are paid a base salary and may receive a discretionary bonus depending on, among other things, the financial results of the Sub-Adviser. In addition, Mr. Julien participates in an executive bonus pool. The executive bonus pool is based upon a revenue share and the participants are the senior portfolio managers of the Sub-Adviser.

Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Funds beneficially owned by the Portfolio Managers in their managed Funds as of August 31, 2022:

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Barry P. Julien, CFA®	Fixed Income Fund Short Duration Bond Fund High Yield Credit Fund	None None None
Ashish Shah	Short Duration Bond Fund High Yield Credit Fund	None None

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are Independent Trustees. The Independent Trustees are compensated by the Trust for their services as a Trustee. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Directorships of Public Companies During Past 5 Years
Interested Trustee:
Alexander Morris** c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1984	Since December 2020	Trustee	President and Chief Investment Officer of of F/m Acceleration (investment adviser support services) and the Sub-Adviser since March 2019. Director of Key Bridge Compliance, LLC since January 2019. Managing Director of Vestmark Advisory Solutions, Inc. from April 2016 until September 2019. President of the Trust from December 2020 until April 2022.	4	None

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Directorships of Public Companies During Past 5 Years
Independent Trustees:
Debra Lee McGinty-Poteet*** c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1956	Since May 2015	Trustee	Retired since 2012. Currently serves on the Board for a number of non-profit organizations.	4	Trustee and Audit Committee Chair of Series Portfolios Trust, a registered investment company (2015 to present)
E. Keith Wirtz c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1960	Since October 2016	Trustee	Vice President and Chief Investment Officer of Union Savings Bank of Connecticut since July 2019. Principal of Walrus Partners, LLC, a registered investment adviser from 2013 until 2019. Currently serves on the Board or Committee for a number of non-profit organizations.	4	None
John R. Hildebrand c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1956	Since October 2019	Trustee	Retired since 2016. Partner in the Financial Services/Investment Management Practice of PricewaterhouseCoopers from 1994 until 2016.	4	None
Executive Officers:
Matthew Swendiman c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1973	Since April 2022	President	Chairman and Chief Compliance Officer of the Sub-Adviser since March 2019. Chairman of F/m Acceleration, LLC (investment adviser support services) since March 2019. Director of Key Bridge Compliance, LLC and its predecessor firm since November 2018. President and CEO of JCM Financial Services Consulting, LLC from November 2018 to present. Of Counsel for Graydon law firm from September 2012 until November 2018. Chief Compliance Officer of the Trust from April 2021 until April 2022.	N/A	N/A
Dennis Mason c/o 3050 K Street NW, Ste. 201 Washington, D.C. 20007 Year of birth: 1967	Since April 2022	Chief Compliance Officer	Senior Compliance Officer, Key Bridge Compliance, LLC since April 2021. Fund Compliance Officer, Apex Fund Services, July 2013 – April 2021.	N/A	N/A

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Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Directorships of Public Companies During Past 5 Years
Jesse D. Hallee 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1976	Since October 2022	Interim Secretary	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC since 2019; Vice President and Senior Counsel, State Street Bank and Trust Company, 2013 – 2019.	N/A	N/A
Angela A. Simmons 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1975	Since March 2022	Treasurer	Vice President - Financial Administration of Ultimus Fund Solutions, LLC. She has worked at Ultimus since 2007 in a number of roles, including Assistant Vice President - Financial Administration and Assistant Mutual Fund Controller - Fund Accounting Manager.	N/A	N/A

*	The Fund Complex consists of the Funds and the Large Cap Focused Fund.

**	Alexander Morris is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act (“Interested Trustee”) due to his affiliations with the Adviser and the Sub-Adviser.

***	Debra McGinty-Poteet is a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a series trust that includes the Oakhurst Strategic Defined Risk Fund, which is managed by an affiliate of the Adviser.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2021.

Name of Trustee	Dollar Range of Fixed Income Fund Shares Owned by Trustee	Dollar Range of Short Duration Bond Fund Shares Owned by Trustee	Dollar Range of High Yield Credit Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Interested Trustee:
Alexander R. Morris	None	None	None	None
Independent Trustees:
Debra L. McGinty-Poteet	None	None	None	None
E. Keith Wirtz	None	None	None	None
John R. Hildebrand	None	None	None	None

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Trustee Compensation. No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter, receives any compensation from the Funds for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual fee of $46,000 payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. In addition, the Chair of the Committee of Independent Trustees receives an additional annual fee of $1,000. The fee is split equally among the Funds and the Large Cap Focused Fund. The following table shows the amount of compensation paid to each of the Independent Trustees with respect to the fiscal year ended August 31, 2022:

Trustee	Aggregate Compensation Paid for Service by each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Funds and Fund Complex*
Interested Trustee:
Alexander R. Morris	None	None	None	None
Independent Trustees:
Debra L. McGinty-Poteet	$11,750	None	None	$47,000
E. Keith Wirtz	$11,500	None	None	$46,000
John R. Hildebrand	$11,500	None	None	$46,000

*	The Fund Complex consists of the Funds and the Large Cap Focused Fund.

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds. The Trust has engaged the Adviser to oversee the Sub-Adviser’s day-to-day portfolio management of the Funds. The Board is responsible for overseeing the Adviser, the Sub-Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Agreement. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or at other times. The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.

Board Leadership. The Board of Trustees is led by Alexander Morris, an Interested Trustee of the Trust. Mr. Morris, with the assistance of the Trust’s officers, oversees the daily operations of the Funds, including monitoring the activities of the Adviser, Sub-Adviser and the Trust’s other service providers.

The Board of Trustees has not appointed a lead “independent trustee.” It was determined by the Board that due to its size (four Trustees), the size of the fund complex (four Funds) and the relatively straightforward investment strategies utilized by the Funds, it is not necessary to appoint a lead “independent trustee.” The Independent Trustees believe they are able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust. The Board of Trustees believes its leadership structure provides the Independent Trustees with adequate influence over the governance of the Board and the Funds. In addition, the Interested Trustee who serves as an officer of the Sub-Adviser provides the Board with additional insight into the day-to-day management of the Trust’s affairs, including risk management.

Board Committees. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. Ms. McGinty-Poteet (“Chair”), Mr. Wirtz and Mr. Hildebrand are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met four times during the fiscal year ended August 31, 2022.

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Qualifications of the Trustees. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should serve as such. In determining that a particular Trustee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

(Independent Trustees)

Debra Lee McGinty-Poteet began her career at CNA Insurance Company where she served in various supervisory positions. She worked at Security Pacific Bank from 1982 until 1992 and was promoted to the position of Global Head of Mutual Fund, where she was responsible for the development and launch of new mutual funds and investment products. Ms. McGinty-Poteet was the Global Managing Director of Mutual Funds at Bank of America from 1992 until 1996 responsible for the oversight of 54 mutual funds and the Chief Operating Officer of North American Trust Company from 1997 until 1998. From 1999 until 2012, she was Director of Mutual Funds and Sub-Advisory Services for Brandes Investment Partners where she was responsible for overseeing the operations of the proprietary and sub-advisory mutual fund business for Brandes Investment Advisers. Ms. McGinty-Poteet served as Chairman, President and interested trustee of Brandes Investment Trust from 2000-2012; and trustee of Brandes Investment Funds Ltd. from 2002-2012. She currently serves as a member of the Board of Trustees and Audit Committee Chair of Series Portfolios Trust, a registered management investment company. She serves as a volunteer to the Vista Hill Foundation, a drug addiction and mental health treatment facility. Ms. McGinty-Poteet holds a B.A. degree from the University of California, Los Angeles (UCLA) and a Masters of Public Administration from California State University, Long Beach. The Board has concluded that Ms. McGinty-Poteet is suitable to serve as a Trustee because of her professional investment and business experience, her academic background and her service on other boards.

E. Keith Wirtz has held executive positions in the investment management industry for over 30 years. From 1981 until 1999, he worked at Bank of America and several of its subsidiaries, holding the position of Senior Vice President and Chief Investment Officer of Bank of America from 1991 until 1997 and Chief Investment Officer of its TradeStreet Investment Associates subsidiary from 1997 until 1999. He also served as Chief Investment Officer of Investment Advisors, Inc. a subsidiary of Lloyds-TSB London. Mr. Wirtz was a founder, principal and Chief Investment Officer of Paladin Investment Associates, LLC from 2000 until its sale to Fifth Third Bank in 2003. He was Senior Vice President and Chief Investment Officer of Fifth Third Bank and also served as President and Chief Investment Officer of its subsidiary, Fifth Third Asset Management and President and a Trustee of the Fifth Third Funds, a registered management investment company, from 2003 until 2012. Mr. Wirtz was a principal of Walrus Partners, LLC, a registered investment adviser, responsible for business and strategy and acting as Lead Portfolio Manager for the firm’s Dividend Growth Strategy from 2013 until 2019. He is currently Vice President and Chief Investment Officer of Union Savings Bank of Connecticut. He holds a B.S. degree in Finance from The Carey School of Business at Arizona State University, an M.S. in Investment Management and Financial Analysis from the Heider College of Business at Creighton University and earned the CFA designation. Mr. Wirtz has been an active member of numerous social profit organizations. He currently serves on the Investment Committee for the Arizona State University Foundation, University of Cincinnati Health Systems and the Medical Center Fund of Cincinnati. He is involved with the student investment management program at the Arizona State University Carey School of Business and the executive mentor program at Xavier University. The Board has concluded that Mr. Wirtz is suitable to serve as a Trustee because of his professional investment experience, positions of leadership, his academic background and his service on other boards.

John R. Hildebrand, CPA, has over 30 years of accounting experience, specializing in the asset management industry. From 1982 until 2016, he worked at PricewaterhouseCoopers LLP (“PwC”), serving as an audit partner from 1994 until 2016. During his time at PwC, he served as Lead Engagement Partner on a variety of clients, including large, established fund groups, smaller fund groups and public and private managers. His audit clients also included fund service providers such as custodians, fund accounting agents, transfer agents and securities lending agents. From 2007 until 2010, he served as the Leader of the PwC Investment Management Accounting Consulting Services Group at PwC’s National Office. From 2010 until 2012, he served as PwC’s representative on the AICPA Investment Companies Expert Panel, where he worked with other members of the AICPA and other industry technical leaders to address industry-wide issues and update industry guidance. Mr. Hildebrand holds a B.S. degree in Business Administration from the University of California, Berkeley. The Board has concluded that Mr. Hildebrand is qualified to serve as a Trustee because of his accounting experience, positions of leadership within a major independent registered public accounting firm and his academic background.

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(Interested Trustee)

Alexander R. Morris is President and Chief Investment Officer of F/m Investments, LLC, the sub-adviser to the Funds and F/m Acceleration, LLC, which provides investment adviser support services. He is the co-founder of F/m Investments’ predecessor firm, Rowhouse Capital Partners LLC, which curated strategy for asset and wealth management firms. He is also the co-founder of Vestmark Advisory Solutions, Inc., a registered investment adviser that provides a platform to financial institutions for portfolio management and trading, where he worked from 2016 until 2019. Prior to founding Rowhouse Capital Partners, Mr. Morris led capital markets and corporate development for Fortigent LLC, an investment research, consulting, accounting, data processing and support service provider. In prior roles, he worked in strategy and transaction consulting for Hitachi and launched a private bank’s family office practice. He started his career in London as an analyst in alternative investments. Mr. Morris holds a Bachelor of Science degree in Chemical and Biomolecular Engineering from Cornell University and is an active mentor of start-up businesses. Mr. Morris is a founder and board member of Key Bridge Compliance LLC, a compliance consulting firm that currently provides outsourced services CCO and support to the Trust and registered investment advisers. The Board has concluded that Mr. Morris is qualified to serve as a Trustee because of his professional investment and business experience, his positions of leadership and his academic background.

Risk Oversight. An integral part of the Board’s overall responsibility to the Trust is the oversight of the risk management of the Trust’s investment programs and business affairs. Each Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, liquidity risk, interest risk, cybersecurity risk and legal, compliance and regulatory risk. The Trust, the Adviser, the Sub-Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and the regular responsibilities of officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings. The Board and the Committee of Independent Trustees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Sub-Adviser and the administrator on the investments and securities trading of the Funds, including each Fund’s investment performance, as well as reports regarding the valuation of a Fund’s securities and other operational and compliance matters. In addition, in its annual review of each Fund’s Investment Advisory Agreement and Sub-Advisory Agreement, the Board reviews information provided by the Adviser and the Sub-Adviser relating to their operational capabilities, financial condition and resources. The Board is also provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund, the Adviser, or the Sub-Advisor to lose proprietary information, suffer data corruption or lose operational capacity. This in turn could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity breaches of the Funds’ Sub-Adviser, third-party service providers (including the transfer agent, intermediaries and custodian) or issuers that a Fund invests in, can also subject the Fund to many of the risks associated with direct cybersecurity breaches. As with other operational risks, the Funds’ service providers have established risk management systems designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of issuers or third-party service providers.

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Although the risk management policies of the Adviser, the Sub-Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that over time they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser, the Sub-Adviser or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust and oversight by the Adviser, the Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of the Funds’ portfolio transactions. Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter markets are generally principal transactions with dealers. With respect to the over-the-counter markets, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved except under circumstances where better price and execution are available elsewhere.

In placing portfolio transactions, the Sub-Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such placements are made pursuant to policies approved by the Trust’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

No brokerage commissions were paid by the Funds during the fiscal years ended August 31, 2022, 2021, and 2020. All transactions were conducted on a principal basis.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Sub-Adviser in servicing its other advisory accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Sub-Adviser in connection with its services to a Fund. Although research services and other information are useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Sub-Adviser that the provision of such research and other information will not reduce the overall cost to the Sub-Adviser of performing its duties to the Funds under the Sub-Advisory Agreements.

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While each Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers. No Fund has an obligation to deal with any broker or dealer in the execution of its transactions.

Under the 1940 Act, persons affiliated with the Adviser or the Sub-Adviser may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser or the Sub-Adviser will not be approved to serve as a Fund’s dealer in connection with over-the-counter transactions. However, an affiliate may serve as a Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

The Funds will not enter into any brokerage transactions with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and any commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliate, it is the policy of each Fund that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to a Fund.

The Investment Advisory Agreements do not provide for a reduction of the Adviser’s fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Funds. While the Funds contemplate no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

As of August 31, 2022, the Funds held debt securities issued by the parent companies of the following “regular broker-dealers” as defined in the 1940 Act.

Regular Broker-Dealer	Fund	Aggregate Value of Securities Held
Wells Fargo Securities LLC	Fixed Income Fund	$1,306,293
Goldman Sachs & Co. LLC	Fixed Income Fund	$ 912,105
Goldman Sachs & Co. LLC	Short Duration Bond Fund	$1,419,296
Wells Fargo Securities LLC	Short Duration Bond Fund	$1,643,184
Morgan Stanley	Short Duration Bond Fund	$ 547,066

Code of Ethics. The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Codes of Ethics from the EDGAR database on the SEC website.

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DISTRIBUTION PLAN

Retail Shares. Each Fund has adopted a plan of distribution with respect to its Retail shares (the “Retail Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution, promotion and servicing of its Retail shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other financial intermediaries who have executed a distribution or service agreement with the Distributor. The Retail Plan allows a Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Retail shares. The Retail Plan expressly limits payment of the distribution and servicing expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of a Fund allocable to its Retail shares. Unreimbursed expenses will not be carried over from year to year. The Retail Plan has not been activated for the Funds as of the date of this SAI.

Agreements implementing the Retail Plan, including agreements with dealers and other financial intermediaries where such dealers agree for a fee to act as agents for the sale of a Fund’s shares, are in writing and all payments made pursuant to the Retail Plan are made in accordance with written agreements.

The continuance of the Retail Plan must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Retail Plan at a meeting called for the purpose of voting on such continuance. The Retail Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Retail shares of the Fund. In the event the Retail Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Retail Plan may not be amended to increase materially the amount to be spent under the Retail Plan without shareholder approval. All material amendments to the Retail Plan must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

In approving the Retail Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Retail Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Retail Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Retail Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized. While the Retail Plan is in effect, all amounts spent by a Fund pursuant to the Retail Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his affiliation with the Adviser and the Sub-Adviser, Alexander Morris may be deemed to have a financial interest in the operation of the Retail Plan.

CHOOSING A SHARE CLASS

Each Fund has established a Retail and an Institutional class of shares. Before choosing a share class, you should consider the following factors, as well as any other relevant facts and circumstances. As of the date of this SAI, Retail shares are not available for purchase.

Retail shares are sold through certain financial intermediaries and may have higher expenses than Institutional shares, since they are subject to a distribution fee of 0.25% of net assets. Institutional shares are not subject to distribution fees but have a higher minimum investment requirement than Retail Shares. For more information, see the Funds’ Prospectus.

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POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

●	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders, and in monthly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted by a Fund’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

●	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been reviewed by the Trust’s CCO. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions Or Restrictions on Use	Receipt of Compensation or other Consideration by Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
S&P	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P’s employees must certify annually that they have followed this code of business conduct.	None

●	The CCO has concluded that providing information relating to Portfolio Securities to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

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●	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser, Sub-Adviser or to other Fund service providers.

Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of information relating to Portfolio Securities.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Sub-Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel (Sullivan & Worcester LLP)	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer receives portfolio on or about time filed with the SEC – approximately 60 days old by the time received
Broker/dealers through which the Funds purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Funds’ entire portfolio	Contractual and Ethical
Accounting platform for performance calculations and regulatory reporting (Confluence)	Monthly	Contractual and Ethical

The Board of Trustees has determined that each Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between a Fund and the party do not exist.

●	The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports) may be disclosed. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely a Fund or any shareholder of a Fund. The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

●	The CCO resolves all conflicts of interest with regards to disclosure of information relating to Portfolio Securities. However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination. In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure. This report is presented at the next regularly scheduled Board of Trustees meeting.

●	Neither the Adviser or Sub-Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser, Sub-Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Funds’ policy, and the rationale supporting such approval.

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DETERMINATION OF NET ASSET VALUE

The price (NAV) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the NAV. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Fixed income securities are valued at their market value when reliable market quotations are readily available. The Funds typically use an independent pricing service to determine the market value of their fixed income securities. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing services and the quality of valuations so established are reviewed by the Adviser, as the Funds’ valuation designee, and Sub-Adviser under the general supervision of the Board.

The value of non-dollar denominated portfolio securities held by a Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Funds.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at their fair value as determined in good faith by the Adviser, which has been designated by the Board of Trustees as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act, in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Investments in registered investment companies, including money market funds, are priced at their respective NAVs as reported by those companies.

PRINCIPAL SECURITY HOLDERS

As of December 1, 2022, the following persons owned of record 5% or more of the outstanding shares of the Funds.

Investor Name and Address	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
Charles Schwab & Co. Inc. Special Custody Account For Benefit of Our Customers Attention: Mutual Funds 211 Main Street San Francisco, California 94105	59.20%*	96.79%*	88.12%*

*	May be deemed to control the Fund by virtue of the fact that it owns more than 25% of the Fund’s outstanding shares.

As of December 1, 2022, the Trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding shares of each Fund.

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ADDITIONAL TAX INFORMATION

Each Fund has qualified and intends to continue to qualify annually as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, a Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, a Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of a Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if a Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that a Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) provides a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of August 31, 2022, the Short Duration Bond Fund and the High Yield Credit Fund had the following capital loss carryforwards for federal income tax purposes. These capital losses may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gains distributions.

	Short Duration Bond Fund	High Yield Credit Fund
Short-term	$1,388,941	$2,191,580
Long-term	$993,987	$747,094
Total	$2,382,928	$2,938,674

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

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Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by a Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2022, individual taxpayers with taxable incomes above $459,750 ($517,200 for married taxpayers filing jointly, $258,600 for married taxpayers filing separately and $488,500 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in a Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by a Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of a Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gains distributions received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gains from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time a Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

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Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Funds. Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

PROXY VOTING POLICIES AND PROCEDURES

The Trust and the Sub-Adviser have each adopted Proxy Voting Policies and Procedures. The Trust’s policies delegate the responsibility of voting Fund proxies to the Sub-Adviser. The Sub-Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Funds’ portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Sub-Adviser are attached to this SAI as Appendix B. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling 1- (800) 292-6775, or on the SEC’s website at http://www.sec.gov.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Funds’ investments. The custodian acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreements and the Sub-Adviser under the Sub-Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

–	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;

–	assembles and files reports required to be filed with the SEC;

–	files each Fund’s federal income and excise tax returns and state and local tax returns;

–	assists and advises each Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

–	provides reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

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As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with each Fund’s shareholders: maintains records for shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For the performance of administrative and transfer agent services, each Fund pays Ultimus a monthly fee based upon the average value of its daily net assets, subject to a monthly minimum fee for transfer agent services. For the performance of fund accounting services, each Fund pays a monthly base and asset based fee, plus charges for obtaining price quotations.

Ultimus received the following fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent during the past three fiscal years:

	August 31, 2022			August 31, 2021			August 31, 2020
	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund	Fixed Income Fund	Short Duration Bond Fund	High Yield Credit Fund
Administration	$88,844	$65,902	$67,728	$98,897	$101,824	$50,907	$68,642	$85,341	$33,819
Fund Accounting	$41,472	$38,389	$38,461	$43,163	$43,641	$36,365	$38,580	$40,879	$34,192
Transfer Agent	$18,000	$12,000	$12,000	$16,500	$12,000	$12,000	$12,000	$12,000	$12,000

The Service Agreements are in effect until August 2, 2025 and are renewed annually thereafter, unless otherwise terminated as provided therein. The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Chief Compliance Officer. Under the terms of an Engagement Agreement dated April 1, 2021 with Key Bridge Compliance, LLC (“Key Bridge”), Key Bridge provides an individual with the requisite background and familiarity with federal securities laws to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. Prior to April 1, 2021, Ultimus provided an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. Each Fund pays Key Bridge an annual fee for CCO services. During the past three fiscal years, the Funds paid the following compliance service fees and expenses.

August 31, 2022	August 31, 2021	August 31, 2020
$37,878	$36,000	$36,000

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., independent registered public accounting firm, 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been retained by the Board to perform an independent audit of the financial statements of the Funds for the fiscal year ending August 31, 2023.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and the Independent Trustees.

DISTRIBUTOR

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two-year term and provides that, unless sooner terminated, it will continue in effect thereafter so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of a Fund’s outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of a Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus. Stephen L. Preston is Vice President of the Distributor and Assistant Vice President of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended August 31, 2022, together with the report of Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A – DESCRIPTION OF CREDIT RATINGS

The various ratings used by Moody’s, S&P and Fitch Ratings are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Adviser believes that the quality of a security in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of S&P, Moody’s and Fitch for debt securities are as follows:

S&P Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

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D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that a rating has not been assigned or is no longer assigned..

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such, may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings

AAA – Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB – Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly Speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC – Very High Levels of Credit Risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD – Restricted default. RD ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

D – Default. D ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

F/m FUNDS TRUST

PROXY VOTING POLICIES AND PROCEDURES

Amended November 2020

Pursuant to rules established by the Securities and Exchange Commission (the “Commission”), under the Investment Company Act of 1940, as amended, the Board of Trustees of The First Western Funds Trust (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations. Each Fund will consider these goals when exercising its responsibilities when electing options presented by the companies in the Fund’s investment portfolio for corporate actions that are not subject to proxy voting. These guidelines are applicable to such corporate action elections by the Funds and any legal proceedings or class action suits pertaining to companies and their offerings in the Funds’ investment portfolios.

In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser or sub-adviser, if applicable, which selects the individual companies that are part of the Fund’s portfolio (the “Adviser”), is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes. In addition, the Adviser will provide support for legal proceedings, class action suits or other events pertaining to the Trust’s assets.

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Committee of Independent Trustees of the Board of Trustees (the “Committee”) to enable the Committee to make a voting decision. When the Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (800) 292-6775, and will be made available on the Commission’s website at http://www.sec.gov. The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

●	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

○	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

○	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

47

F/M INVESTMENTS, LLC

PROXY VOTING/CORPORATE ACTIONS

F/M, and/or pursuant to any applicable sub-advisory agreement F/M’s sub-adviser, may act as discretionary investment adviser for clients. F/M will vote all eligible proxies for recommended securities (mutual funds, exchange traded funds) if directed to do so by the client, generally within the investment management agreement. F/M will vote all proxies for recommended securities and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with this policy. Corporate actions may include, for example and without limitation, tender offers or exchanges, and class actions.

When voting proxies or acting with respect to corporate actions for clients, F/M’s utmost concern is that all decisions be made solely in the best interest of the client. F/M will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account. The CCO is ultimately responsible for ensuring that all proxies received for recommended securities by F/M are voted in a timely manner and in a manner consistent with each client’s best interests. In addition, the CCO is responsible for submitting all required certifications relating to its Proxy Voting activity, and for maintaining all documentation necessary to complete documentation related to the annual Form N-PX filing for the Fund (see additional information as to Form N-PX compliance processes below).

A.	Guidelines

F/M generally votes all proxies in line with management. If F/M determines that it will not vote along with management on a particular vote, F/M must document its rationale and reasoning for the vote.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or when F/M has determined that it is in the client’s best interest, F/M will not vote proxies received. The following are certain circumstances where F/M will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority: When a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, F/M will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by F/M, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account: Once a client account has been terminated with F/M in accordance with its investment advisory agreement, F/M will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, F/M may abstain from voting when the cost of voting a client’s proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

C.	Client Securities

F/M will not vote proxies received for securities not purchased for client by F/M and held by F/M in a client’s account as an accommodation to client or until such securities are sold as per agreement or understanding with the client.

48

D.	Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, F/M will maintain for the time periods set forth in the Rule: (i) these proxy voting policies and procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that F/M may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by F/M that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

F/M will make available its proxy voting policies and procedures and will inform clients how they may obtain information on how F/M voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of F/M’s Policies and Procedures by written request addressed to F/M.

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PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	Agreement and Declaration of Trust— Incorporated herein by reference to Registrant’s Registration Statement filed on April 13, 2012

(b)	By-laws—Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12 filed on December 29, 2016

(c)	Instruments Defining Rights of Security Holders— Incorporated by reference to the Agreement and Declaration of Trust and By-laws of Registrant.

(d)	Investment Advisory Contracts

	(i)	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Fixed Income Fund –Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on December 21, 2021

	(ii)	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Short Duration Bond Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on December 21, 2021

	(iii)	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Short Duration High Yield Credit Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on December 21, 2021

	(iv)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Fixed Income Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on December 21, 2021

	(v)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Short Duration Bond Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on December 21, 2021

	(vi)	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Short Duration High Yield Credit Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on December 21, 2021

	(vii)	Advisory Agreement with F/m Investments, LLC on behalf of F/m Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

(e)

Distribution Agreement - Distribution Agreement among the Trust, Ultimus Fund Distributors, LLC, F/m Investments, LLC and Oakhurst Capital Management, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(f)		Bonus or Profit Sharing Contracts—Inapplicable

(g)	Custodian Agreements
	(i)	Custody Agreement with US Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 23 filed on September 9, 2021

	(ii)	Amendment to Custody Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(h)	Other Material Contracts
	(i)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Fixed Income Fund —Filed herewith

	(ii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration Bond Fund — Filed herewith

	(iii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration High Yield Credit Fund — Filed herewith

	(iv)	Expense Limitation Agreement with F/m Investments, LLC on behalf of Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

	(v)	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

	(vi)	Amendment No. 1 to Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018

	(vii)	Amendment No. 2 to Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed December 18, 2019

	(viii)	Amendment No. 3 to Administration Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021

	(ix)	Amendment No. 4 to Administration Agreement with Ultimus Fund Solutions, LLC –Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

	(x)	Amendment No. 5 to Administration Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

	(xi)	Amendment No. 6 to Administration Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

	(xii)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

	(xiii)	Amendment No. 1 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018

	(xiv)	Amendment No. 2 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021

	(xv)	Amendment No. 3 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

(xvi)	Amendment No. 4 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

(xvii)	Amendment No. 5 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(xviii)	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(xix)	Amendment No. 1 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018

(xx)	Amendment No. 2 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC- Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

(xxi)	Amendment No. 3 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021

(xxii)	Amendment No. 4 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

(xxiii)	Amendment No. 5 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 21, 2022

(xxiv)	Amendment No. 6 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(xxv)	Rule 18f-4 Addendum to Service Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(xxvi)	Engagement Letter for Compliance Services dated April 20, 2022 – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(xxvii)	Form of Selling Agreement for Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021

(i)	Legal Opinions

(i)	Legal Opinion as to shares of the F/m Fixed Income Fund and the F/m Short Duration Bond Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on January 16, 2013

(ii)	Legal Opinion as to shares of the F/m Short Duration High Yield Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015

(iii)	Legal Opinion as to shares of the F/m Investments Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 23 filed on September 9, 2021

(iv)	Legal Opinion as to shares of the F/m Investments Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-14 filed on October 6, 2022

(j)	Other Opinions

Consent of Independent Registered Public Accounting Firm– Filed herewith

(k)	Omitted Financial Statements—Inapplicable

(l)	Initial Capital Agreement— Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 filed on August 31, 2012

(m)(i)	Rule 12b-1 Plan on behalf of Retail Shares of the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on September 16, 2015

(m)(ii)	Rule 12b-1 Plan on behalf of Investor Class Shares of the F/m Investments Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(n)	Rule 18f-3 Plan - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(o)	Reserved

(p)	Codes of Ethics

(i)	Code of Ethics of the Registrant— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(ii)	Code of Ethics of Oakhurst Capital Management Company, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 29, 2020

(iii)	Code of Ethics of F/m Investments, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

(iv)	Code of Ethics of Ultimus Fund Distributors, LLC— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021

(q)	Powers of Attorney.

Powers of Attorney for Alexander Morris, Debra McGinty-Poteet, Keith Wirtz and John Hildebrand – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on October 28, 2022

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Paragraphs 8 and 9 of the Registrant’s Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides for indemnification as follows:

8.	Indemnification of Trust.

 Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA. The Distributor will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. The term "expenses" for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Distributor's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

9.	Indemnification of Distributor.

The Trust agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from the failure of

Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or gross negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

In order that the indemnification provisions contained in this Paragraph 9 shall apply, it is understood that if in any case the Trust may be asked to indemnify Distributor or any other person or hold Distributor or any other person harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that Distributor will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust. The Trust shall have the option to defend Distributor and any such person against any claim which may be the subject of this indemnification, and in the event that the Trust so elects it will so notify Distributor, and neither Distributor nor any such person shall in such situation initiate further legal or other expenses for which it shall seek indemnification under this Paragraph 9. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party, whose approval shall not be unreasonably withheld, as long as the Trust is conducting a good faith and diligent defense. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it. Distributor shall in no case confess any claim or make any compromise in any case in which the Trust will be asked to indemnify Distributor or any such person except with the Trust's written consent.

Notwithstanding any other provision of this Agreement, Distributor shall be entitled to receive and act upon advice of counsel (who may be counsel for the Trust or its own counsel) and shall be without liability for any action reasonably taken or thing reasonably done pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations.

Item 31. Business and Other Connections of the Investment Adviser and Sub-Adviser

Oakhurst Capital Management, LLC (“OCM”) 1875 Century Park E, Suite 950, Los Angeles, California 90067, adviser to the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund series of Registrant, is a registered investment adviser. OCM is jointly owned by Lido Advisors, LLC, a Delaware limited liability company and F/m Acceleration, a privately-owned asset management company.

F/m Investments, LLC, d.b.a. Oakhurst Capital Advisers (“FM”), 3050 K Street, N.W., Suite 201, Washington, D.C. 20007, sub-adviser to the Oakhurst Fixed Income Fund, Oakhurst Short Duration Bond Fund and Oakhurst Short Duration High Yield Credit Fund and adviser to the F/m Investments Large Cap Focused Fund series of Registrant, is a registered investment adviser. FM is owned by F/m Acceleration, LLC. F/m Acceleration, LLC is owned by DCincy, LLC, a Delaware limited liability company and the 4100 Group, a Michigan limited liability company. The name, address and occupation of each principal executive officer of OCM and FM is set forth in the table below.

OCM
Name	Principal Occupation	Address
Alexander R. Morris	President	3050 K Street, N.W., Suite 201, Washington, D.C. 20007
David L. Littleton	Chief Executive Officer	1875 Century Park East, Suite 960 Los Angeles, CA 90067
Matthew A. Swendiman, CFA	Chairman	3050 K Street, N.W., Suite 201, Washington, D.C. 20007
Christopher Payne	Chief Compliance Officer	3050 K Street, N.W., Suite 201, Washington, D.C. 20007

Barry Julien	Chief Investment Officer	1875 Century Park East, Suite 960 Los Angeles, CA 90067
FM
Name	Principal Occupation	Address
Alexander R. Morris	Chief Investment Officer	3050 K Street, N.W. , Suite 201, Washington, D.C. 20007
Matthew A. Swendiman, CFA	Chief Compliance Officer	3050 K Street, N.W., Suite 201, Washington, D.C. 20007

Item 32. Principal Underwriter

(a)	Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The Cutler Trust, Papp Investment Trust, The Investment House Funds, Schwartz Investment Trust, CM Advisors Family of Funds, Chesapeake Investment Trust, Ultimus Managers Trust, AlphaMark Investment Trust, Eubel Brady & Suttman Mutual Fund Trust, Caldwell & Orkin Funds, Inc., Conestoga Funds, Centaur Mutual Funds Trust, Capitol Series Trust, Unified Series Trust, Oak Associates Funds, Valued Advisers Trust, Segall Bryant & Hamill Trust, Yorktown Funds, Red Cedar Fund Trust, Bruce Fund, Inc., Commonwealth International Series Trust, HC Capital Trust, VELA Funds, Volumetric Fund, MSS Series Trust, Waycross Independent Trust, Index Funds, Volumetric Fund, MSS Series Trust, Connors Funds, Cantor Select Portfolios Trust, James Alpha Funds Trust, and American Asset Management, other open-end investment companies; and Peachtree Alternative Strategies Fund, Cross Shore Discovery Fund, Lind Capital Partners Municipal Credit Income Fund, Fairway Private Equity & Venture Capital Opportunities Fund, Dynamic Alternatives Fund and Cantor Fitzgerald Sustainable Infrastructure Fund, each a closed-end investment company.

(b)	Name	Positions and Offices with Distributor	Positions and Offices with Registrant
	Kevin M. Guerette	President	None
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President & AML Compliance Officer
	Melvin Van Cleave	Vice President	None
	Douglas K. Jones	Vice President	None

The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c) Not applicable

Item 33. Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by: OCM at 1875 Century Park E, Suite 950, Los Angeles, California 90067; OCA and F/m at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007, the Registrant’s administrator and transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; and/or by the Registrant’s custodian, US Bank, N.A. 425 Walnut Street, Cincinnati, Ohio.

Item 34. Management Services Not Discussed in Parts A or B

Inapplicable

Item 35. Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, on the 28th day of December 2022.

F/m Funds Trust

By:	/s/ Matthew Swendiman
Matthew Swendiman
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Matthew Swendiman	President (Principal Executive	December 28, 2022
Matthew Swendiman	Officer)

/s/ Angela A. Simmons	Treasurer (Chief Financial	December 28, 2022
Angela A. Simmons	Officer and Principal Accounting Officer)

*	Trustee	December 28, 2022
Debra L. McGinty-Poteet

*	Trustee	December 28, 2022
E. Keith Wirtz

*	Trustee	December 28, 2022
John R. Hildebrand

*	Trustee	December 28, 2022
Alexander Morris

/s/ Matthew Swendiman
Matthew Swendiman Attorney-in-fact* December 28, 2022

Exhibit Index

28(h)(i)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Fixed Income Fund
28(h)(ii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration Bond Fund
28(h)(iii)	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration High Yield Credit Fund
28(j)	Consent of Independent Registered Public Accountants